UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06441

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	10-31

Date of reporting period:	10-31-2015

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT	OCTOBER 31, 2015

Emerging Markets Debt Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the four months ended October 31, 2015. (We changed the fund's fiscal year end from June 30 to October 31, resulting in a four-month annual reporting period this year.) The report provides investment performance and portfolio information for the period, plus longer-term historical performance data.

Annual reports remain useful vehicles for conveying information about fund performance, including market and economic factors that affected returns during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Concerns About China, Global Growth, and Central Bank Policies Triggered Market Volatility

Widespread concerns about global growth sparked sharp financial market volatility during the reporting period, which covered July through October of 2015. China was the key catalyst; third-quarter challenges and events in China included slowing economic growth, a stock market crash, plunging commodity prices, a sudden currency devaluation, and massive monetary policy intervention by China’s central bank. These events rippled through the global markets in July, August, and September, contributing to the decision by the U.S. Federal Reserve (the Fed) in September to delay raising its short-term interest rate target for fear of further roiling the markets.

The Fed’s delay, along with indications of further monetary policy easing by other major central banks, helped stabilize conditions in October. Some of the higher-risk markets and sectors that had sold off strongly in the third quarter rebounded in October, reducing or erasing their losses. Notable exceptions that remained well below where they began the period were commodity prices (including oil) and emerging markets (EM) stocks. After stabilizing the markets by not raising interest rates, the Fed indicated in October that it could still raise rates by year end. This spurred demand for the U.S. dollar, which could trigger further volatility in commodities and EM assets.

We expect China’s economy, global growth concerns, and central bank policies to continue to be the focus of the financial markets in coming months, accompanied by further volatility. This could present both challenges and opportunities for active investment managers. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2015
				Average Annual Returns
	Ticker Symbol	4 months(1)	1 year	Since Inception	Inception Date
Investor Class	AEDVX	-0.22%	0.99%	1.19%	7/29/14
JPMorgan Corporate Emerging Market Bond (CEMBI) Broad Diversified Index	—	-0.59%	0.93%	1.26%	—
Institutional Class	AEDJX	-0.16%	1.20%	1.39%	7/29/14
A Class	AEDQX				7/29/14
No sales charge*		-0.31%	0.70%	0.90%
With sales charge*		-4.84%	-3.83%	-2.72%
C Class	AEDHX				7/29/14
No sales charge*		-0.57%	-0.07%	0.13%
With sales charge*		-1.55%	-0.07%	0.13%
R Class	AEDWX	-0.40%	0.41%	0.62%	7/29/14
R6 Class	AEXDX	-0.14%	1.25%	1.44%	7/29/14

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized. The fund’s fiscal year end was changed from June 30 to October 31, resulting in a four-month reporting period.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made July 29, 2014
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2015
Investor Class — $10,149

JPMorgan CEMBI Broad Diversified Index — $10,159

*From July 29, 2014, the Investor Class's inception date. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
0.97%	0.77%	1.22%	1.97%	1.47%	0.72%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Margé Karner, Phil Yuhn, Kevin Akioka, John Lovito, and Brian Howell

Performance Summary

Emerging Markets Debt returned -0.22%* for the period from June 30, 2015, through October 31, 2015. By comparison, the fund’s benchmark, the JP Morgan Corporate Emerging Market Bond (CEMBI) Broad Diversified Index, returned -0.59%. (Portfolio returns reflect operating expenses, while index returns do not.)

Market Review

Emerging markets corporate bonds experienced significant volatility during the four-month reporting period, but finished down slightly overall. After a flat month in July, emerging markets bonds declined in August and September amid further weakness in commodity prices, an unexpected credit rating downgrade for Brazil, and a marked economic slowdown in China, which had a ripple effect on other emerging markets and led to a surprise devaluation of the Chinese yuan. These developments led the U.S. Federal Reserve (the Fed) to hold off raising short-term interest rates in September and cast doubts about whether a Fed interest rate hike would happen before year-end.

Emerging markets bonds rebounded in October as global economic concerns subsided and investors shifted back toward riskier assets. Nonetheless, emerging markets bonds were unable to fully retrace their earlier declines and ended the period with a modestly negative return.

From a country perspective, Ukraine and Russia generated the strongest returns, while Brazil was down sharply. Looking at sectors, commodity-based sectors such as energy and materials declined for the reporting period, while more defensive sectors such as utilities and financials delivered positive returns.

Defensive Positioning Added Value

Going into the reporting period, we had positioned the portfolio cautiously, reducing its risk profile and increasing its cash position. We established this conservative positioning after emerging markets bonds rallied strongly through the first half of 2015, resulting in valuations that, in our view, were not justified by the fundamentals. In countries where yield spreads between corporate bonds and sovereign bonds had grown tight in our view—including Turkey, Colombia, Brazil, and Indonesia—we shifted from corporate securities to sovereign credits.

This positioning served the fund well as the fund held up better than the benchmark during the weakness in emerging markets bonds throughout August and September. Although the fund gave some performance back relative to the benchmark as emerging markets bonds rebounded in October, it outperformed for the full reporting period.

Security Selection Aided Results

Security selection was also a positive factor for fund performance during the reporting period, particularly in the energy sector. We focused primarily on investment-grade securities issued by companies with low cost structures and limited leverage, as these companies are more likely to remain profitable if energy prices stay at depressed levels. The fund also benefited from security selection in the technology, media, and telecommunications segments.

*
All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Sector Allocation and Country Positioning

From a sector allocation perspective, an underweight position in the metals and mining industry aided performance as falling commodity prices put downward pressure on this sector of the market. In contrast, an underweight position in the financials sector, one of the best-performing market sectors, detracted from relative results.

With regard to country positioning, an overweight position in China and favorable stock selection in Indonesia, Brazil, Nigeria, Mexico, Turkey, and Russia contributed positively to performance. On the downside, underweight positions in Ukraine and Argentina detracted from relative results. Ukraine outperformed due to a sovereign debt restructuring, while positive election expectations aided performance in Argentina. In addition, underweight positions in countries with mostly high-quality issuers trading at narrow yield spreads—such as South Korea, Qatar, and the United Arab Emirates—also detracted from results versus the benchmark during the reporting period.

Positioning for the Future

The decline in emerging markets bonds over the reporting period has made valuations more attractive in our view, providing us with selective investment opportunities in securities that we believe are attractively valued relative to their fundamentals. Nonetheless, we remain somewhat cautious overall in light of continued uncertainty surrounding the deteriorating outlook for global growth, continued weakness in commodity prices, and the timing of a potential Fed interest rate hike. A resolution to the political impasse in Brazil, including clear steps to address the country’s fiscal issues, and a more positive growth outlook in China could be positive catalysts for emerging markets bonds in the near term. However, significant uncertainties remain, and we expect the markets to remain volatile as a result.

6

Fund Characteristics

OCTOBER 31, 2015
Portfolio at a Glance
Average Duration (effective)	4.4 years
Weighted Average Life	5.4 years

Bond Holdings by Country	% of net assets
China	8.4%
Mexico	6.1%
Brazil	5.9%
Hong Kong	4.7%
India	4.7%
Chile	4.6%
Colombia	3.9%
Russia	3.8%
Turkey	3.7%
Republic of Korea	3.0%
Other Countries	32.7%
Cash and Equivalents(1)	18.5%
(1) Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio	% of net assets
Corporate Bonds	79.3%
Sovereign Governments and Agencies	2.2%
Temporary Cash Investments	18.0%
Other Assets and Liabilities	0.5%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2015 to October 31, 2015 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value	Ending Account Value 10/31/15	Expenses Paid During Period(1)5/1/15 - 10/31/15	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$997.80(2)	$3.27(3)	0.97%
Institutional Class	$1,000	$998.40(2)	$2.59(3)	0.77%
A Class	$1,000	$996.90(2)	$4.10(3)	1.22%
C Class	$1,000	$994.30(2)	$6.62(3)	1.97%
R Class	$1,000	$996.00(2)	$4.94(3)	1.47%
R6 Class	$1,000	$998.60(2)	$2.42(3)	0.72%
Hypothetical(4)
Investor Class	$1,000	$1,020.32	$4.94	0.97%
Institutional Class	$1,000	$1,021.32	$3.92	0.77%
A Class	$1,000	$1,019.06	$6.21	1.22%
C Class	$1,000	$1,015.28	$10.01	1.97%
R Class	$1,000	$1,017.80	$7.48	1.47%
R6 Class	$1,000	$1,021.58	$3.67	0.72%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)
The fund’s fiscal year end was changed from June 30 to October 31, resulting in a four-month annual reporting period. Ending account value based on actual return for the four months ended October 31, 2015.

(3)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 123, the number of days in the period from July 1, 2015 through October 31, 2015, divided by 365 to reflect the period. Had a full six-month period been presented, the expenses paid during the period would have been higher.

(4)	Hypothetical ending account value and expenses paid are calculated for the period May 1, 2015 to October 31, 2015 using the class's annualized expense ratio listed in the table above.

9

Schedule of Investments

OCTOBER 31, 2015

	Principal Amount	Value
CORPORATE BONDS — 79.3%
Bangladesh — 0.8%
Banglalink Digital Communications Ltd., 8.625%, 5/6/19	$200,000	$207,000
Brazil — 5.9%
Banco ABC Brasil SA, 7.875%, 4/8/20	200,000	181,000
Cia Brasileira de Aluminio, 4.75%, 6/17/24	200,000	172,000
ESAL GmbH, 6.25%, 2/5/23	200,000	195,500
Petrobras Global Finance BV, 2.00%, 5/20/16	550,000	543,400
Petrobras Global Finance BV, 7.875%, 3/15/19	100,000	95,000
Petrobras Global Finance BV, 4.875%, 3/17/20	400,000	328,000
Vale Overseas Ltd., 6.875%, 11/21/36	100,000	81,910
		1,596,810
Chile — 4.6%
Banco del Estado de Chile, MTN, 3.875%, 2/8/22	200,000	204,279
Banco Santander Chile, 3.875%, 9/20/22	200,000	202,946
Corpbanca SA, 3.875%, 9/22/19(1)	250,000	256,365
Telefonica Chile SA, 3.875%, 10/12/22	200,000	199,164
VTR Finance BV, 6.875%, 1/15/24	400,000	389,000
		1,251,754
China — 8.4%
Baidu, Inc., 2.75%, 6/9/19	200,000	199,934
CGNPC International Ltd., 4.00%, 5/19/25	200,000	201,502
China Overseas Finance Cayman V Ltd., 3.95%, 11/15/22	200,000	198,824
CITIC Ltd., 6.80%, 1/17/23	200,000	232,774
CNOOC Finance 2013 Ltd., 3.00%, 5/9/23	300,000	284,681
CRCC Yuxiang Ltd., 3.50%, 5/16/23	200,000	195,905
ENN Energy Holdings Ltd., 6.00%, 5/13/21	200,000	219,798
MIE Holdings Corp., 7.50%, 4/25/19	200,000	118,117
Sinopec Group Overseas Development 2015 Ltd., 2.50%, 4/28/20(1)	200,000	197,541
Talent Yield Investments Ltd., 4.50%, 4/25/22	200,000	209,098
Tencent Holdings Ltd., 3.80%, 2/11/25(1)	200,000	199,226
		2,257,400
Colombia — 2.5%
Ecopetrol SA, 5.875%, 9/18/23	200,000	202,500
GrupoSura Finance SA, 5.70%, 5/18/21	200,000	210,500
Millicom International Cellular SA, 6.625%, 10/15/21	200,000	182,000
Pacific Exploration and Production Corp., 5.375%, 1/26/19	100,000	44,000
Pacific Exploration and Production Corp., 7.25%, 12/12/21	100,000	41,500
		680,500
Guatemala — 0.6%
Comcel Trust, 6.875%, 2/6/24	200,000	160,000
Hong Kong — 4.7%
Bank of East Asia Ltd. (The), MTN, VRN, 4.25%, 11/20/19	200,000	198,549
China CITIC Bank International Ltd., MTN, 6.875%, 6/24/20	200,000	222,890
Hutchison Whampoa International 09 Ltd., 7.625%, 4/9/19	100,000	117,485
Hutchison Whampoa International 12 Ltd., VRN, 6.00%, 5/7/17	100,000	104,750

10

	Principal Amount	Value
LS Finance 2017 Ltd., 5.25%, 1/26/17	$200,000	$206,548
PCCW Capital No 4 Ltd., 5.75%, 4/17/22	200,000	216,573
Sun Hung Kai Properties Capital Market Ltd., 4.50%, 2/14/22	200,000	214,255
		1,281,050
Hungary — 0.8%
MOL Group Finance SA, 6.25%, 9/26/19	200,000	217,182
India — 4.7%
Axis Bank Ltd. (Dubai), MTN, 5.125%, 9/5/17	200,000	210,806
Bharti Airtel International (Netherlands) BV, 5.125%, 3/11/23	200,000	212,597
ICICI Bank Ltd., 5.75%, 11/16/20	200,000	224,181
ONGC Videsh Ltd., 4.625%, 7/15/24	200,000	207,076
Reliance Industries Ltd., 4.125%, 1/28/25	250,000	251,574
Vedanta Resources plc, 6.00%, 1/31/19	200,000	161,073
		1,267,307
Indonesia — 0.7%
TBG Global Pte. Ltd., 4.625%, 4/3/18	200,000	199,417
Israel — 2.3%
Israel Electric Corp. Ltd., 5.625%, 6/21/18	200,000	214,152
Israel Electric Corp. Ltd., 5.00%, 11/12/24(1)	400,000	416,480
		630,632
Jamaica — 1.5%
Digicel Group Ltd., 8.25%, 9/30/20	450,000	400,500
Kazakhstan — 0.8%
Halyk Savings Bank of Kazakhstan JSC, 7.25%, 5/3/17	200,000	205,625
Kuwait — 1.2%
Kuwait Projects Co., 4.80%, 2/5/19	300,000	315,891
Macau — 0.7%
MCE Finance Ltd., 5.00%, 2/15/21(1)	200,000	188,260
Malaysia — 0.7%
Malayan Banking Bhd, MTN, VRN, 3.25%, 9/20/17	200,000	200,265
Mexico — 6.1%
America Movil SAB de CV, 6.375%, 3/1/35	100,000	116,355
BBVA Bancomer SA, 6.75%, 9/30/22	300,000	337,350
Mexichem SAB de CV, 5.875%, 9/17/44	200,000	182,000
Nemak SAB de CV, 5.50%, 2/28/23	200,000	205,500
Petroleos Mexicanos, 4.875%, 1/24/22	400,000	408,100
Petroleos Mexicanos, 6.50%, 6/2/41	100,000	96,480
Sixsigma Networks Mexico SA de CV, 8.25%, 11/7/21	200,000	196,000
Southern Copper Corp., 7.50%, 7/27/35	100,000	104,281
		1,646,066
Morocco — 1.5%
OCP SA, 5.625%, 4/25/24	200,000	209,000
OCP SA, 4.50%, 10/22/25	200,000	191,125
		400,125
Nigeria — 1.3%
GTB Finance BV, 6.00%, 11/8/18	200,000	187,767
Helios Towers Finance Netherlands BV, 8.375%, 7/15/19	200,000	168,000
		355,767

11

	Principal Amount	Value
Peru — 2.3%
Banco Internacional del Peru, VRN, 6.625%, 3/19/24	$100,000	$103,000
BBVA Banco Continental SA, VRN, 5.25%, 9/22/24	100,000	100,500
Corp. Financiera de Desarrollo SA, 4.75%, 2/8/22	200,000	208,340
InRetail Consumer, 5.25%, 10/10/21	100,000	102,000
Intercorp Peru Ltd., 5.875%, 2/12/25	100,000	96,000
		609,840
Philippines — 2.3%
Alliance Global Group Inc/Cayman, 6.50%, 8/18/17	100,000	105,382
BDO Unibank, Inc., 3.875%, 4/22/16	200,000	202,549
FPT Finance Ltd., 6.375%, 9/28/20	100,000	109,485
SM Investments Corp., 4.875%, 6/10/24	200,000	202,805
		620,221
Poland — 0.8%
Powszechna Kasa Oszczednosci Bank Polski SA, 4.63%, 9/26/22	200,000	210,722
Qatar — 2.8%
Nakilat, Inc., 6.27%, 12/31/33	222,268	257,264
Ooredoo International Finance Ltd., 3.25%, 2/21/23	200,000	198,385
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 6.33%, 9/30/27	250,000	295,312
		750,961
Republic of Korea — 3.0%
KEB Hana Bank, 2.00%, 4/2/18	200,000	199,605
KEB Hana Bank, MTN, 4.375%, 9/30/24	200,000	206,688
Korea Gas Corp., 2.875%, 7/29/18	200,000	204,687
Korea National Oil Corp., 2.75%, 1/23/19	200,000	203,311
		814,291
Russia — 3.8%
Gazprom OAO Via Gaz Capital SA, 6.51%, 3/7/22	100,000	104,334
Lukoil International Finance BV, 6.125%, 11/9/20	200,000	207,291
Mobile Telesystems OJSC Via MTS International Funding Ltd., 8.625%, 6/22/20	300,000	334,174
Sberbank of Russia Via SB Capital SA, VRN, 5.50%, 2/26/19	200,000	178,875
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 7.75%, 2/2/21	200,000	214,000
		1,038,674
Singapore — 2.6%
DBS Bank Ltd., VRN, 3.625%, 9/21/17	300,000	307,759
Oversea-Chinese Banking Corp. Ltd., MTN, VRN, 4.00%, 10/15/19	200,000	204,978
United Overseas Bank Ltd., MTN, VRN, 3.75%, 9/19/19	200,000	203,859
		716,596
South Africa — 2.2%
FirstRand Bank Ltd., MTN, 4.25%, 4/30/20	200,000	204,703
Myriad International Holdings BV, 5.50%, 7/21/25(1)	200,000	196,497
Sappi Papier Holding GmbH, 6.625%, 4/15/21	200,000	202,000
		603,200
Thailand — 2.9%
Bangkok Bank PCL, 3.875%, 9/27/22	200,000	205,958
PTT PCL, 4.50%, 10/25/42	200,000	183,174
Siam Commercial Bank PCL, MTN, 3.50%, 4/7/19	200,000	205,133
Thai Oil PCL, 3.625%, 1/23/23	200,000	198,152
		792,417

12

	Principal Amount	Value
Trinidad and Tobago — 0.8%
Columbus International, Inc., 7.375%, 3/30/21	$200,000	$208,750
Turkey — 3.7%
Akbank TAS, 4.00%, 1/24/20	200,000	196,750
Akbank TAS, MTN, 5.125%, 3/31/25	200,000	191,793
Turkcell Iletisim Hizmetleri AS, 5.75%, 10/15/25(1)	200,000	200,125
Turkiye Garanti Bankasi AS, 5.25%, 9/13/22	200,000	201,686
Turkiye Is Bankasi, 5.00%, 4/30/20	200,000	200,643
		990,997
United Arab Emirates — 2.3%
Abu Dhabi National Energy Co. PJSC, 3.625%, 1/12/23	200,000	196,875
ADCB Finance Cayman Ltd., MTN, 4.50%, 3/6/23	200,000	203,591
DP World Ltd., MTN, 6.85%, 7/2/37	200,000	212,718
		613,184
TOTAL CORPORATE BONDS (Cost $21,862,106)		21,431,404
SOVEREIGN GOVERNMENTS AND AGENCIES — 2.2%
Colombia — 1.4%
Colombia Government International Bond, 4.375%, 7/12/21	200,000	206,300
Colombia Government International Bond, 2.625%, 3/15/23	200,000	181,100
		387,400
Indonesia — 0.8%
Indonesia Government International Bond, MTN, 3.75%, 4/25/22	200,000	198,759
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $578,845)		586,159
TEMPORARY CASH INVESTMENTS — 18.0%
U.S. Treasury Bills 0.08%, 11/12/15(2)(3)	50,000	50,000
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 1.50%, 5/31/19, valued at $1,842,670), in a joint trading account at 0.01%, dated 10/30/15, due 11/2/15 (Delivery value $1,806,822)		1,806,820
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 4.375%, 5/15/40, valued at $3,073,669), at 0.00%, dated 10/30/15, due 11/2/15 (Delivery value $3,012,000)		3,012,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $4,868,819)		4,868,820
TOTAL INVESTMENT SECURITIES — 99.5% (Cost $27,309,770)		26,886,383
OTHER ASSETS AND LIABILITIES — 0.5%		138,482
TOTAL NET ASSETS — 100.0%		$27,024,865

FUTURES CONTRACTS
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
2	U.S. Treasury Long Bonds	December 2015	$312,875	$8,183

13

CREDIT DEFAULT SWAP AGREEMENTS
Counterparty/Reference Entity	Notional Amount	Buy/Sell* Protection	Interest Rate	Termination Date	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value**
Bank of America N.A./ Brazilian Government International Bond	$200,000	Sell	1.00%	9/20/20	$(17,655)	$(10,193)	$(27,848)
Barclays Bank plc/ Brazilian Government International Bond	200,000	Sell	1.00%	9/20/20	(17,225)	(10,623)	(27,848)
Barclays Bank plc/ Brazilian Government International Bond	200,000	Sell	1.00%	9/20/20	(17,614)	(10,234)	(27,848)
Barclays Bank plc/ Brazilian Government International Bond	200,000	Sell	1.00%	9/20/20	(16,758)	(11,090)	(27,848)
					$(69,252)	$(42,140)	$(111,392)

*
The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the referenced entities and upfront payments received upon entering into the agreement.

**
The quoted market prices and resulting value for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

NOTES TO SCHEDULE OF INVESTMENTS
JSC	-	Joint Stock Company
MTN	-	Medium Term Note
OJSC	-	Open Joint Stock Company
PJSC	-	Public Joint Stock Company
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)
Restricted security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold without restriction to qualified institutional investors and have been deemed liquid under policies approved by the Board of Trustees. The aggregate value of these securities at the period end was $1,654,494, which represented 6.1% of total net assets.

(2)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts. At the period end, the aggregate value of securities pledged was $9,000.

(3)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

OCTOBER 31, 2015
Assets
Investment securities, at value (cost of $22,490,950)	$22,067,563
Repurchase agreements, at value (cost of $4,818,820)	4,818,820
Total investment securities, at value (cost of $27,309,770)	26,886,383
Cash	9,566
Receivable for capital shares sold	207
Receivable for variation margin on futures contracts	1,188
Interest receivable	260,585
27,157,929

Liabilities
Payable for capital shares redeemed	560
Swap agreements, at value (including net premiums paid (received) of $(69,252))	111,392
Accrued management fees	18,500
Distribution and service fees payable	2,612
133,064

Net Assets	$27,024,865

Net Assets Consist of:
Capital paid in	$27,722,623
Distributions in excess of net investment income	(879)
Accumulated net realized loss	(239,535)
Net unrealized depreciation	(457,344)
$27,024,865

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$1,878,264	192,726	$9.75
Institutional Class	$5,163,613	529,802	$9.75
A Class	$5,670,794	582,159	$9.74*
C Class	$1,013,426	104,217	$9.72
R Class	$1,009,108	103,659	$9.73
R6 Class	$12,289,660	1,260,501	$9.75
*Maximum offering price $10.20 (net asset value divided by 0.955).

See Notes to Financial Statements.

15

Statement of Operations

FOR THE PERIODS ENDED OCTOBER 31, 2015 AND JUNE 30, 2015
	October 31, 2015(1)	June 30, 2015(2)
Investment Income (Loss)
Income:
Interest	$382,051	$992,615

Expenses:
Management fees	74,371	205,520
Distribution and service fees:
A Class	4,864	15,139
C Class	4,155	9,254
R Class	1,693	4,609
Trustees' fees and expenses	578	1,139
Other expenses	31	33
	85,692	235,694

Net investment income (loss)	296,359	756,921

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(67,179)	(188,935)
Futures contract transactions	3,647	12,932
Swap agreement transactions	4,536	—
	(58,996)	(176,003)

Change in net unrealized appreciation (depreciation) on:
Investments	(281,379)	(142,008)
Futures contracts	15,344	(7,161)
Swap agreements	(42,140)	—
	(308,175)	(149,169)

Net realized and unrealized gain (loss)	(367,171)	(325,172)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(70,812)	$431,749

(1)	July 1, 2015 through October 31, 2015. The fund’s fiscal year end was changed from June 30 to October 31, resulting in a four-month annual reporting period.

(2)	July 29, 2014 (fund inception) through June 30, 2015.

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

PERIODS ENDED OCTOBER 31, 2015 AND JUNE 30, 2015
Increase (Decrease) in Net Assets	October 31, 2015(1)	June 30, 2015(2)
Operations
Net investment income (loss)	$296,359	$756,921
Net realized gain (loss)	(58,996)	(176,003)
Change in net unrealized appreciation (depreciation)	(308,175)	(149,169)
Net increase (decrease) in net assets resulting from operations	(70,812)	431,749

Distributions to Shareholders
From net investment income:
Investor Class	(20,679)	(160,059)
Institutional Class	(61,311)	(204,283)
A Class	(58,691)	(181,010)
C Class	(9,359)	(22,588)
R Class	(9,359)	(25,873)
R6 Class	(143,125)	(170,103)
Decrease in net assets from distributions	(302,524)	(763,916)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	24,404	27,705,964

Net increase (decrease) in net assets	(348,932)	27,373,797

Net Assets
Beginning of period	27,373,797	—
End of period	$27,024,865	$27,373,797

Undistributed (distributions in excess of) net investment income	$(879)	$750

(1)	July 1, 2015 through October 31, 2015. The fund’s fiscal year end was changed from June 30 to October 31, resulting in a four-month annual reporting period.

(2)	July 29, 2014 (fund inception) through June 30, 2015.

See Notes to Financial Statements.

17

Notes to Financial Statements

OCTOBER 31, 2015

1. Organization

American Century International Bond Funds (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Emerging Markets Debt Fund (the fund) is one fund in a series issued by the trust. The fund is nondiversified as defined under the 1940 Act. The fund’s investment objective is to seek total return.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. All classes of the fund commenced sale on July 29, 2014, the fund's inception date.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or independent brokers.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a

18

security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

19

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM owns 55% of the shares of the fund. Various funds issued by American Century Investment Trust and American Century Strategic Asset Allocations, Inc. own, in aggregate, 42% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee is 0.96% for the Investor Class, A Class, C Class and R Class, 0.76% for the Institutional Class and 0.71% for the R6 Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the periods ended October 31, 2015 and June 30, 2015 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the four months ended October 31, 2015 totaled $7,925,337, none of which were U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the four months ended October 31, 2015 totaled $9,912,713, of which $298,815 represented U.S. Treasury and Government Agency obligations.

20

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Period ended October 31, 2015(1)		Period ended June 30, 2015(2)
	Shares	Amount	Shares	Amount
Investor Class
Sold	16,642	$163,273	833,039	$8,320,778
Issued in reinvestment of distributions	2,134	20,679	16,132	160,044
Redeemed	(161,436)	(1,594,907)	(513,785)	(5,084,279)
	(142,660)	(1,410,955)	335,386	3,396,543
Institutional Class
Sold	—	—	730,000	7,300,000
Issued in reinvestment of distributions	6,341	61,311	20,591	204,283
Redeemed	(152,130)	(1,497,077)	(75,000)	(750,000)
	(145,789)	(1,435,766)	675,591	6,754,283
A Class
Sold	2,323	23,000	732,269	7,322,515
Issued in reinvestment of distributions	6,076	58,691	18,264	181,010
Redeemed	(101,112)	(996,857)	(75,661)	(756,585)
	(92,713)	(915,166)	674,872	6,746,940
C Class
Sold	82,227	809,939	101,157	1,011,257
Issued in reinvestment of distributions	969	9,359	2,286	22,588
Redeemed	(82,408)	(807,125)	(14)	(141)
	788	12,173	103,429	1,033,704
R Class
Sold	76	736	100,000	1,000,000
Issued in reinvestment of distributions	970	9,359	2,613	25,873
	1,046	10,095	102,613	1,025,873
R6 Class
Sold	415,215	4,109,314	925,434	9,190,982
Issued in reinvestment of distributions	14,816	143,125	17,149	170,103
Redeemed	(50,147)	(488,416)	(61,966)	(612,464)
	379,884	3,764,023	880,617	8,748,621
Net increase (decrease)	556	$24,404	2,772,508	$27,705,964

(1)	July 1, 2015 through October 31, 2015. The fund’s fiscal year end was changed from June 30 to October 31, resulting in a four-month annual reporting period.

(2)	July 29, 2014 (fund inception) through June 30, 2015.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

21

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$21,431,404	—
Sovereign Governments and Agencies	—	586,159	—
Temporary Cash Investments	—	4,868,820	—
	—	$26,886,383	—
Other Financial Instruments
Futures Contracts	$8,183	—	—

Liabilities
Other Financial Instruments
Swap Agreements	—	$(42,140)	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period ended October 31, 2015 was $700,000.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period ended October 31, 2015 was 2 contracts.

22

Value of Derivative Instruments as of October 31, 2015

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Swap agreements	—	Swap agreements	$111,392
Interest Rate Risk	Receivable for variation margin on futures contracts*	$1,188	Payable for variation margin on futures contracts*	—
		$1,188		$111,392

*	Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Four Months Ended October 31, 2015

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$4,536	Change in net unrealized appreciation (depreciation) on swap agreements	$(42,140)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	3,647	Change in net unrealized appreciation (depreciation) on futures contracts	15,344
		$8,183		$(26,796)

Effect of Derivative Instruments on the Statement of Operations for the Period Ended June 30, 2015

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	$12,932	Change in net unrealized appreciation (depreciation) on futures contracts	$(7,161)

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund may invest in lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

23

9. Federal Tax Information

The tax character of distributions paid during the periods ended October 31, 2015 and June 30, 2015 were as follows:

	October 31, 2015(1)	June 30, 2015(2)
Distributions Paid From
Ordinary income	$302,524	$763,916
Long-term capital gains	—	—

(1)	July 1, 2015 through October 31, 2015. The fund's fiscal year end was changed from June 30 to October 31, resulting in a four-month annual reporting period.

(2)	July 29, 2014 (fund inception) through June 30, 2015.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$27,309,770
Gross tax appreciation of investments	$244,032
Gross tax depreciation of investments	(667,419)
Net tax appreciation (depreciation) of investments	(423,387)
Net tax appreciation (depreciation) on derivatives	(43,052)
Net tax appreciation (depreciation)	$(466,439)
Undistributed ordinary income	$33
Accumulated short-term capital losses	$(123,750)
Accumulated long-term capital losses	$(107,602)

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on futures contracts.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

24

Financial Highlights

For a Share Outstanding Throughout the Periods Indicated
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015(3)	$9.88	0.11	(0.13)	(0.02)	(0.11)	$9.75	(0.22)%	0.97%(4)	3.19%(4)	35%	$1,878
2015(5)	$10.00	0.28	(0.11)	0.17	(0.29)	$9.88	1.72%	0.97%(4)	3.18%(4)	46%	$3,312
Institutional Class
2015(3)	$9.87	0.11	(0.12)	(0.01)	(0.11)	$9.75	(0.16)%	0.77%(4)	3.39%(4)	35%	$5,164
2015(5)	$10.00	0.31	(0.13)	0.18	(0.31)	$9.87	1.91%	0.77%(4)	3.38%(4)	46%	$6,671
A Class
2015(3)	$9.87	0.10	(0.13)	(0.03)	(0.10)	$9.74	(0.31)%	1.22%(4)	2.94%(4)	35%	$5,671
2015(5)	$10.00	0.27	(0.13)	0.14	(0.27)	$9.87	1.45%	1.22%(4)	2.93%(4)	46%	$6,660
C Class
2015(3)	$9.85	0.07	(0.13)	(0.06)	(0.07)	$9.72	(0.57)%	1.97%(4)	2.19%(4)	35%	$1,013
2015(5)	$10.00	0.20	(0.13)	0.07	(0.22)	$9.85	0.74%	1.97%(4)	2.18%(4)	46%	$1,019
R Class
2015(3)	$9.86	0.09	(0.13)	(0.04)	(0.09)	$9.73	(0.40)%	1.47%(4)	2.69%(4)	35%	$1,009
2015(5)	$10.00	0.24	(0.12)	0.12	(0.26)	$9.86	1.18%	1.47%(4)	2.68%(4)	46%	$1,012
R6 Class
2015(3)	$9.88	0.11	(0.12)	(0.01)	(0.12)	$9.75	(0.14)%	0.72%(4)	3.44%(4)	35%	$12,290
2015(5)	$10.00	0.32	(0.13)	0.19	(0.31)	$9.88	1.96%	0.72%(4)	3.43%(4)	46%	$8,699

25

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	July 1, 2015 through October 31, 2015. The fund's fiscal year end was changed from June 30 to October 31, resulting in a four-month annual reporting period.

(4)	Annualized.

(5)	July 29, 2014 (fund inception) through June 30, 2015.

See Notes to Financial Statements.

26

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the American Century International Bond Funds and Shareholders of the Emerging Markets Debt Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Emerging Markets Debt Fund (one of the three funds comprising the American Century International Bond Funds, hereafter referred to as the “Fund”) at October 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
December 17, 2015

27

Management

Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None

28

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

29

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

30

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century International Bond Funds

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-87651 1512

ANNUAL REPORT	OCTOBER 31, 2015

Global Bond Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the four months ended October 31, 2015. (We changed the fund's fiscal year end from June 30 to October 31, resulting in a four-month annual reporting period this year.) The report provides investment performance and portfolio information for the period, plus longer-term historical performance data.

Annual reports remain useful vehicles for conveying information about fund performance, including market and economic factors that affected returns during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Concerns About China, Global Growth, and Central Bank Policies Triggered Market Volatility

Widespread concerns about global growth sparked sharp financial market volatility during the reporting period, which covered July through October of 2015. China was the key catalyst; third-quarter challenges and events in China included slowing economic growth, a stock market crash, plunging commodity prices, a sudden currency devaluation, and massive monetary policy intervention by China’s central bank. These events rippled through the global markets in July, August, and September, contributing to the decision by the U.S. Federal Reserve (the Fed) in September to delay raising its short-term interest rate target for fear of further roiling the markets.

The Fed’s delay, along with indications of further monetary policy easing by other major central banks, helped stabilize conditions in October. Some of the higher-risk markets and sectors that had sold off strongly in the third quarter rebounded in October, reducing or erasing their losses. Notable exceptions that remained well below where they began the period were commodity prices (including oil) and emerging markets (EM) stocks. After stabilizing the markets by not raising interest rates, the Fed indicated in October that it could still raise rates by year end. This spurred demand for the U.S. dollar, which could trigger further volatility in commodities and EM assets.

We expect China’s economy, global growth concerns, and central bank policies to continue to be the focus of the financial markets in coming months, accompanied by further volatility. This could present both challenges and opportunities for active investment managers. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of October 31, 2015
				Average Annual Returns
	Ticker Symbol	4 months(1)	1 year	Since Inception	Inception Date
Investor Class	AGBVX	1.54%(2)	2.02%(2)	3.00%	1/31/12
Barclays Global Aggregate Bond Index (USD, hedged)	—	1.64%	2.72%	3.52%	—
Institutional Class	AGBNX	1.61%(2)	2.09%(2)	3.19%	1/31/12
A Class	AGBAX				1/31/12
No sales charge*		1.44%(2)	1.76%(2)	2.74%
With sales charge*		-3.15%(2)	-2.78%(2)	1.49%
C Class	AGBTX				1/31/12
No sales charge*		1.14%(2)	0.98%(2)	1.98%
With sales charge*		0.14%(2)	0.98%(2)	1.98%
R Class	AGBRX	1.34%(2)	1.50%(2)	2.47%	1/31/12
R6 Class	AGBDX	1.64%(2)	2.17%(2)	3.58%	7/26/13

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized. The fund’s fiscal year end was changed from June 30 to October 31, resulting in a four-month reporting period.
(2) Returns would have been lower if a portion of the management fee had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over Life of Class
$10,000 investment made January 31, 2012
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2015
Investor Class — $11,171**

Barclays Global Aggregate Bond Index (USD, hedged) — $11,387

* From January 31, 2012, the Investor Class’s inception date. Not annualized.
** Returns would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
0.95%	0.75%	1.20%	1.95%	1.45%	0.70%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: John Lovito, Simon Chester, Edward Boyle, Robert Gahagan, and David MacEwen

Performance Summary

Global Bond returned 1.54%* for the period from June 30, 2015, through October 31, 2015. By comparison, the fund’s benchmark, the Barclays Global Aggregate Bond Index (USD, hedged), returned 1.64% over the same time period. (Portfolio returns reflect operating expenses, while index returns do not.)

Market Review

Global bonds (hedged to remove the effects of currency fluctuations) posted positive returns as yields declined broadly around the globe during the four-month reporting period. Although economic growth in the U.S. remained solid, growth in Europe was mild, while decelerating growth in China had a ripple effect on other emerging markets and led to a surprise devaluation of the Chinese yuan. Concerns about slowing global growth, combined with a lack of domestic inflation, led the U.S. Federal Reserve (the Fed) to hold off raising short-term interest rates and cast doubts about whether a Fed interest rate hike would happen before year-end. Yields fell the most in the U.S. and peripheral European markets such as Italy and Spain, while yield declines were more modest in the U.K., core Europe, and Asia.

European bond markets were the best performers, led by strong returns from peripheral markets. Bond market returns in the U.S. and Asia/Pacific region were muted but still positive, while emerging markets bonds declined modestly. The uncertain economic environment led to a bout of risk aversion and a flight to quality, helping government bonds outperform non-government securities.

The U.S. dollar was mixed but mostly stronger against major foreign currencies, reducing non-U.S. bond market returns for unhedged U.S. investors. Although the U.S. dollar declined by 1% against the Japanese yen, it rallied by 1% against the euro, 2% against the British pound, 5% against the Canadian dollar, and 8% against the Australian dollar.

Sector Positioning Detracted

The fund narrowly trailed its benchmark during the reporting period. Sector positioning was the key factor behind this modest underperformance. An overweight position in corporate bonds—including U.S. high-yield corporate bonds and lower-rated European financial securities—detracted from performance as these holdings underperformed. On the positive side, the fund benefited from an overweight position in mortgage-backed securities, which outperformed during the period.

* All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized. Returns would have been lower if a portion of the management fee had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

Currency Positioning and Country Weightings Added Value

Although the portfolio generally hedges its foreign currency exposure, we take modest tactical currency positions in an effort to add value. The fund’s currency positioning aided performance during the reporting period as the fund maintained an overweight position in the U.S. dollar, particularly relative to many Asian currencies, which were hurt by the economic weakness in China. Underweight positions in commodity-related currencies, such as the Canadian and Australian dollars, also added value.

The fund’s country weightings also contributed positively to relative results. An overweight position in peripheral Europe, especially in Spain, provided a boost to fund performance as bond yields fell and bond prices rose the most in these countries. We increased the fund’s position in peripheral European bonds during the reporting period. In addition, we initiated a small position (via credit default swaps) in Brazil, though this position detracted modestly from performance.

Positioning for the Future

We expect volatility in the fixed-income and currency markets to remain elevated over the near term. From an economic perspective, the U.S. should continue to be the leader among developed economies thanks to strong employment and consumer trends, eventually leading the Fed to begin normalizing interest rates. Growth in Europe and Japan should remain positive but muted, raising the possibility of increased economic stimulus measures from their central banks. China and other emerging economies are likely to be weaker than they have been in the recent past, though how much weaker is uncertain.

The fund continues to hold overweight positions in credit-related securities—particularly U.S. high-yield bonds and European financial securities—and peripheral European markets such as Italy and Spain. Given the continued divergence in economic growth and interest rate policy between the U.S. and other regions of the globe, the fund remains overweight the U.S. dollar. The portfolio has limited exposure to emerging markets as they are likely to remain under pressure going forward.

Fund Characteristics

OCTOBER 31, 2015
Portfolio at a Glance
Average Duration (effective)	6.4 years
Weighted Average Life	8.3 years

Bond Holdings by Country	% of net assets
United States	47.8%
Japan	13.0%
United Kingdom	6.0%
Germany(1)	5.3%
France(1)	4.4%
Spain(1)	3.3%
Italy(1)	2.9%
Netherlands(1)	2.9%
Canada	2.7%
Supranational	1.9%
Other Countries	10.0%
Cash and Equivalents(2)	(0.2)%
(1) These countries are members of the eurozone.
(2) Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio	% of net assets
Sovereign Governments and Agencies	39.2%
Corporate Bonds	28.8%
U.S. Government Agency Mortgage-Backed Securities	11.6%
U.S. Treasury Securities	6.1%
Collateralized Mortgage Obligations	6.1%
Commercial Mortgage-Backed Securities	5.0%
Asset-Backed Securities	3.0%
Municipal Securities	0.4%
Temporary Cash Investments	4.0%
Other Assets and Liabilities	(4.2)%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2015 to October 31, 2015 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value 10/31/15	Expenses Paid During Period(1)5/1/15 - 10/31/15	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,015.40(2)	$2.95(3)	0.87%
Investor Class (before waiver)	$1,000	$1,015.40(2)(4)	$3.26(3)	0.96%
Institutional Class (after waiver)	$1,000	$1,016.10(2)	$2.28(3)	0.67%
Institutional Class (before waiver)	$1,000	$1,016.10(2)(4)	$2.58(3)	0.76%
A Class (after waiver)	$1,000	$1,014.40(2)	$3.80(3)	1.12%
A Class (before waiver)	$1,000	$1,014.40(2)(4)	$4.11(3)	1.21%
C Class (after waiver)	$1,000	$1,011.40(2)	$6.34(3)	1.87%
C Class (before waiver)	$1,000	$1,011.40(2)(4)	$6.64(3)	1.96%
R Class (after waiver)	$1,000	$1,013.40(2)	$4.65(3)	1.37%
R Class (before waiver)	$1,000	$1,013.40(2)(4)	$4.95(3)	1.46%
R6 Class (after waiver)	$1,000	$1,016.40(2)	$2.11(3)	0.62%
R6 Class (before waiver)	$1,000	$1,016.40(2)(4)	$2.41(3)	0.71%
Hypothetical(5)
Investor Class (after waiver)	$1,000	$1,020.82	$4.43	0.87%
Investor Class (before waiver)	$1,000	$1,020.37	$4.89	0.96%
Institutional Class (after waiver)	$1,000	$1,021.83	$3.41	0.67%
Institutional Class (before waiver)	$1,000	$1,021.37	$3.87	0.76%
A Class (after waiver)	$1,000	$1,019.56	$5.70	1.12%
A Class (before waiver)	$1,000	$1,019.11	$6.16	1.21%
C Class (after waiver)	$1,000	$1,015.78	$9.50	1.87%
C Class (before waiver)	$1,000	$1,015.33	$9.96	1.96%
R Class (after waiver)	$1,000	$1,018.30	$6.97	1.37%
R Class (before waiver)	$1,000	$1,017.85	$7.43	1.46%
R6 Class (after waiver)	$1,000	$1,022.08	$3.16	0.62%
R6 Class (before waiver)	$1,000	$1,021.63	$3.62	0.71%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)
The fund’s fiscal year end was changed from June 30 to October 31, resulting in a four-month annual reporting period. Ending account value based on actual return for the four months ended October 31, 2015.

(3)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 123, the number of days in the period from July 1, 2015 through October 31, 2015, divided by 365 to reflect the period. Had a full six-month period been presented, the expenses paid during the period would have been higher.

(4)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

(5)	Hypothetical ending account value and expenses paid are calculated for the period May 1, 2015 to October 31, 2015 using the class's annualized expense ratio listed in the table above.

Schedule of Investments

OCTOBER 31, 2015

		Principal Amount	Value
SOVEREIGN GOVERNMENTS AND AGENCIES — 39.2%
Australia — 1.2%
Australia Government Bond, 4.50%, 4/15/20	AUD	2,535,000	$2,003,790
Australia Government Bond, 2.75%, 4/21/24	AUD	8,680,000	6,289,888
New South Wales Treasury Corp., 4.00%, 2/20/17	AUD	4,485,000	3,285,697
New South Wales Treasury Corp., 5.50%, 3/1/17	AUD	145,000	108,320
			11,687,695
Austria — 0.7%
Austria Government Bond, 4.35%, 3/15/19(1)	EUR	2,325,000	2,947,841
Austria Government Bond, 3.90%, 7/15/20(1)	EUR	1,240,000	1,615,424
Austria Government Bond, 1.65%, 10/21/24(1)	EUR	1,550,000	1,856,116
Austria Government Bond, 4.15%, 3/15/37(1)	EUR	620,000	1,026,524
			7,445,905
Belgium — 1.7%
Belgium Government Bond, 4.25%, 9/28/22	EUR	4,650,000	6,482,745
Belgium Government Bond, 2.25%, 6/22/23	EUR	5,030,000	6,278,251
Belgium Government Bond, 5.00%, 3/28/35(1)	EUR	2,015,000	3,525,781
Belgium Government Bond, 4.25%, 3/28/41(1)	EUR	620,000	1,051,916
			17,338,693
Brazil — 0.1%
Brazilian Government International Bond, 5.875%, 1/15/19		$10,000	10,685
Brazilian Government International Bond, 2.625%, 1/5/23		$488,000	404,308
			414,993
Canada — 2.5%
Canadian Government Bond, 4.00%, 6/1/17	CAD	7,935,000	6,398,246
Canadian Government Bond, 3.25%, 6/1/21	CAD	9,579,000	8,221,560
Canadian Government Bond, 4.00%, 6/1/41	CAD	3,920,000	3,968,266
Province of British Columbia Canada, 2.85%, 6/18/25	CAD	3,725,000	2,962,245
Province of Ontario Canada, 4.65%, 6/2/41	CAD	2,170,000	2,019,541
Province of Quebec Canada, 3.00%, 9/1/23	CAD	1,395,000	1,126,725
Province of Quebec Canada, 5.00%, 12/1/41	CAD	465,000	451,743
			25,148,326
Colombia — 0.1%
Colombia Government International Bond, 4.375%, 7/12/21		$697,000	718,956
Czech — 0.2%
Czech Republic Government Bond, 4.70%, 9/12/22	CZK	29,000,000	1,536,584
Denmark — 0.1%
Denmark Government Bond, 4.00%, 11/15/19	DKK	350,000	59,972
Denmark Government Bond, 7.00%, 11/10/24	DKK	4,030,000	927,150
Denmark Government Bond, 4.50%, 11/15/39	DKK	1,705,000	417,480
			1,404,602

		Principal Amount	Value
Finland — 0.2%
Finland Government Bond, 1.625%, 9/15/22(1)	EUR	1,395,000	$1,672,699
France — 3.0%
France Government Bond OAT, 3.25%, 10/25/21	EUR	13,345,000	17,341,033
France Government Bond OAT, 5.50%, 4/25/29	EUR	3,260,000	5,524,861
France Government Bond OAT, 3.25%, 5/25/45	EUR	4,960,000	7,323,902
			30,189,796
Germany — 3.7%
Bundesrepublik Deutschland, 3.00%, 7/4/20	EUR	7,290,000	9,192,081
Bundesrepublik Deutschland, 1.75%, 2/15/24	EUR	9,090,000	11,192,048
Bundesrepublik Deutschland, 0.50%, 2/15/25	EUR	11,000,000	12,151,514
Bundesrepublik Deutschland, 2.50%, 7/4/44	EUR	3,120,000	4,509,088
			37,044,731
Ireland — 0.2%
Ireland Government Bond, 5.90%, 10/18/19	EUR	1,085,000	1,466,768
Ireland Government Bond, 3.40%, 3/18/24	EUR	713,000	938,392
			2,405,160
Italy — 2.3%
Italy Buoni Poliennali Del Tesoro, 3.50%, 11/1/17	EUR	1,990,000	2,338,658
Italy Buoni Poliennali Del Tesoro, 1.50%, 8/1/19	EUR	17,975,000	20,626,759
Italy Government International Bond, 6.875%, 9/27/23		$120,000	151,103
			23,116,520
Japan — 13.0%
Japan Government Five Year Bond, 0.30%, 9/20/18	JPY	2,264,300,000	18,920,761
Japan Government Ten Year Bond, 1.00%, 12/20/21	JPY	5,974,050,000	52,353,432
Japan Government Thirty Year Bond, 2.40%, 3/20/37	JPY	3,323,050,000	34,143,263
Japan Government Thirty Year Bond, 2.00%, 9/20/41	JPY	780,600,000	7,505,581
Japan Government Twenty Year Bond, 2.10%, 12/20/26	JPY	1,876,600,000	18,445,284
			131,368,321
Malaysia — 0.2%
Malaysia Government Bond, 3.96%, 9/15/25	MYR	8,000,000	1,836,340
Mexico — 0.4%
Mexican Bonos, 6.50%, 6/9/22	MXN	48,980,000	3,094,598
Mexico Government International Bond, MTN, 5.95%, 3/19/19		$30,000	33,772
Mexico Government International Bond, 4.00%, 10/2/23		$20,000	20,690
Mexico Government International Bond, 3.60%, 1/30/25		$700,000	698,250
Mexico Government International Bond, 6.05%, 1/11/40		$10,000	11,338
Mexico Government International Bond, MTN, 4.75%, 3/8/44		$370,000	352,425
			4,211,073
Netherlands — 1.1%
Netherlands Government Bond, 3.50%, 7/15/20(1)	EUR	7,750,000	9,944,760
Netherlands Government Bond, 2.75%, 1/15/47(1)	EUR	930,000	1,372,379
			11,317,139
New Zealand — 0.1%
New Zealand Government Bond, 5.00%, 3/15/19	NZD	1,550,000	1,129,713

		Principal Amount	Value
Norway — 0.2%
Norway Government Bond, 3.75%, 5/25/21(1)	NOK	13,188,000	$1,773,704
Peru — 0.1%
Peruvian Government International Bond, 6.55%, 3/14/37		$350,000	424,375
Philippines — 0.1%
Philippine Government International Bond, 4.00%, 1/15/21		$750,000	819,667
Poland — 0.1%
Poland Government Bond, 4.00%, 10/25/23	PLN	4,410,000	1,259,585
Poland Government International Bond, 3.00%, 3/17/23		$10,000	10,121
			1,269,706
Singapore — 0.2%
Singapore Government Bond, 3.125%, 9/1/22	SGD	1,910,000	1,445,887
South Africa — 0.2%
South Africa Government Bond, 7.75%, 2/28/23	ZAR	32,700,000	2,319,650
South Korea†
Korea Development Bank (The), 3.25%, 3/9/16		$40,000	40,305
Spain — 2.5%
Spain Government Bond, 4.30%, 10/31/19(1)	EUR	3,500,000	4,434,862
Spain Government Bond, 5.85%, 1/31/22(1)	EUR	310,000	440,577
Spain Government Bond, 4.40%, 10/31/23(1)	EUR	5,735,000	7,728,108
Spain Government Bond, 4.20%, 1/31/37(1)	EUR	7,500,000	10,397,782
Spain Government Bond, 5.15%, 10/31/44(1)	EUR	1,550,000	2,495,878
			25,497,207
Sweden — 0.3%
Sweden Government Bond, 3.50%, 6/1/22	SEK	24,025,000	3,409,994
Switzerland — 1.0%
Switzerland Government Bond, 2.00%, 4/28/21	CHF	8,535,000	9,963,785
Thailand — 0.2%
Thailand Government Bond, 3.85%, 12/12/25	THB	63,300,000	1,968,627
Turkey†
Turkey Government International Bond, 3.25%, 3/23/23		$180,000	167,708
United Kingdom — 3.5%
United Kingdom Gilt, 5.00%, 3/7/18	GBP	3,720,000	6,322,977
United Kingdom Gilt, 5.00%, 3/7/25	GBP	3,040,000	5,975,822
United Kingdom Gilt, 4.25%, 3/7/36	GBP	2,615,000	5,149,645
United Kingdom Gilt, 4.50%, 12/7/42	GBP	8,119,000	17,179,391
United Kingdom Gilt, 4.25%, 12/7/55	GBP	310,000	688,044
			35,315,879
Uruguay†
Uruguay Government International Bond, 4.125%, 11/20/45		$140,000	114,800
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $398,447,067)			394,518,540
CORPORATE BONDS — 28.8%
Aerospace and Defense — 0.1%
Boeing Co. (The), 2.20%, 10/30/22		330,000	323,058
Harris Corp., 2.70%, 4/27/20		240,000	236,112

		Principal Amount	Value
Lockheed Martin Corp., 3.80%, 3/1/45		$50,000	$44,577
United Technologies Corp., 5.70%, 4/15/40		380,000	453,611
			1,057,358
Auto Components — 0.3%
Schaeffler Finance BV, 4.25%, 5/15/21(1)		1,000,000	1,010,000
Tenneco, Inc., 6.875%, 12/15/20		990,000	1,028,362
ZF North America Capital, Inc., 4.00%, 4/29/20(1)		1,000,000	1,013,750
			3,052,112
Automobiles — 0.4%
American Honda Finance Corp., 2.125%, 10/10/18		20,000	20,277
Ford Motor Credit Co. LLC, 5.00%, 5/15/18		210,000	223,163
Ford Motor Credit Co. LLC, 5.875%, 8/2/21		1,360,000	1,552,492
General Motors Co., 5.00%, 4/1/35		310,000	304,102
General Motors Financial Co., Inc., 3.25%, 5/15/18		1,210,000	1,225,467
Jaguar Land Rover Automotive plc, 4.125%, 12/15/18(1)		20,000	20,575
Jaguar Land Rover Automotive plc, 3.50%, 3/15/20(1)		980,000	972,650
			4,318,726
Banks — 8.7%
Abbey National Treasury Services plc, MTN, 5.125%, 4/14/21 (Secured)	GBP	2,300,000	4,063,366
Banco Bilbao Vizcaya Argentaria SA, 3.625%, 1/18/17 (Secured)	EUR	2,250,000	2,583,401
Bank of America Corp., 6.50%, 8/1/16		$10,000	10,411
Bank of America Corp., 5.75%, 12/1/17		20,000	21,625
Bank of America Corp., 5.625%, 7/1/20		3,000,000	3,383,430
Bank of America Corp., 5.70%, 1/24/22		10,000	11,454
Bank of America Corp., MTN, 4.75%, 4/3/17	EUR	1,550,000	1,811,568
Bank of America Corp., MTN, 4.20%, 8/26/24		$50,000	50,386
Bank of America Corp., MTN, 4.00%, 1/22/25		1,140,000	1,126,541
Bank of America N.A., 5.30%, 3/15/17		50,000	52,512
Bank of Nova Scotia (The), 2.55%, 1/12/17		20,000	20,360
Bankia SA, 3.625%, 10/5/16 (Secured)	EUR	2,050,000	2,325,561
Barclays Bank plc, MTN, 6.00%, 1/14/21	EUR	50,000	65,925
Barclays Bank plc, MTN, 6.625%, 3/30/22	EUR	1,500,000	2,087,213
BB&T Corp., MTN, 2.05%, 6/19/18		$10,000	10,084
BPCE SA, 4.625%, 7/18/23	EUR	100,000	125,417
BPCE SA, 5.15%, 7/21/24(1)		$300,000	310,254
BPCE SA, VRN, 2.75%, 7/8/21	EUR	1,700,000	1,897,533
Branch Banking & Trust Co., 3.625%, 9/16/25		$337,000	340,598
Branch Banking & Trust Co., 3.80%, 10/30/26		10,000	10,206
Capital One Financial Corp., 4.20%, 10/29/25		1,850,000	1,854,540
Citigroup, Inc., 1.75%, 5/1/18		30,000	29,878
Citigroup, Inc., 4.50%, 1/14/22		1,350,000	1,462,532
Citigroup, Inc., 4.05%, 7/30/22		1,350,000	1,388,763
Citigroup, Inc., 4.40%, 6/10/25		230,000	233,899
Citigroup, Inc., 4.45%, 9/29/27		200,000	201,086
Commerzbank AG, 8.125%, 9/19/23(1)		490,000	569,218

		Principal Amount	Value
Commerzbank AG, MTN, 6.375%, 3/22/19	EUR	1,950,000	$2,430,413
Commerzbank AG, MTN, 7.75%, 3/16/21	EUR	100,000	133,448
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.875%, 2/8/22		$680,000	721,022
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, MTN, 3.75%, 11/9/20	EUR	70,000	84,967
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, VRN, 2.50%, 5/26/21	EUR	1,500,000	1,662,614
Credit Suisse AG, VRN, 5.75%, 9/18/20	EUR	2,000,000	2,441,308
Credit Suisse Group Funding Guernsey Ltd., 2.75%, 3/26/20(1)		$500,000	498,673
European Financial Stability Facility, MTN, 2.125%, 2/19/24	EUR	3,100,000	3,864,888
European Investment Bank, MTN, 3.625%, 1/15/21	EUR	1,550,000	2,019,186
European Investment Bank, MTN, 4.25%, 12/7/21	GBP	3,410,000	5,988,024
European Investment Bank, MTN, 2.25%, 10/14/22	EUR	6,200,000	7,729,258
Fifth Third Bancorp, 4.30%, 1/16/24		$10,000	10,321
HBOS plc, MTN, 6.75%, 5/21/18(1)		400,000	441,802
HSBC Holdings plc, 5.10%, 4/5/21		1,030,000	1,152,650
HSBC Holdings plc, MTN, 6.00%, 6/10/19	EUR	1,550,000	1,995,165
ING Bank NV, MTN, VRN, 3.625%, 2/25/21	EUR	1,500,000	1,749,835
International Bank for Reconstruction & Development, MTN, 3.875%, 5/20/19	EUR	2,635,000	3,308,259
Intesa Sanpaolo SpA, 5.02%, 6/26/24(1)		$980,000	983,654
Intesa Sanpaolo SpA, MTN, 5.00%, 9/23/19	EUR	50,000	60,643
Intesa Sanpaolo SpA, MTN, 6.625%, 9/13/23	EUR	1,200,000	1,611,792
JPMorgan Chase & Co., 6.00%, 1/15/18		$40,000	43,666
JPMorgan Chase & Co., 4.625%, 5/10/21		3,230,000	3,521,068
JPMorgan Chase & Co., 3.25%, 9/23/22		20,000	20,218
JPMorgan Chase & Co., 3.875%, 9/10/24		10,000	10,022
JPMorgan Chase & Co., 3.125%, 1/23/25		20,000	19,461
JPMorgan Chase & Co., 4.95%, 6/1/45		150,000	152,489
KeyCorp, MTN, 2.30%, 12/13/18		10,000	10,069
KFW, 3.875%, 1/21/19	EUR	2,170,000	2,697,292
KFW, MTN, 4.625%, 1/4/23	EUR	2,170,000	3,119,621
Lloyds Bank plc, MTN, 7.625%, 4/22/25	GBP	970,000	1,886,875
Royal Bank of Scotland Group plc, 6.125%, 12/15/22		$990,000	1,087,562
Royal Bank of Scotland Group plc, MTN, VRN, 3.625%, 3/25/19	EUR	1,500,000	1,700,048
Santander Issuances SAU, MTN, 2.50%, 3/18/25	EUR	1,800,000	1,887,821
Standard Chartered plc, MTN, 3.625%, 11/23/22	EUR	100,000	114,077
Standard Chartered plc, MTN, VRN, 4.00%, 10/21/20	EUR	1,500,000	1,697,936
U.S. Bancorp, MTN, 3.60%, 9/11/24		$1,360,000	1,390,494
Wells Fargo & Co., 4.125%, 8/15/23		20,000	20,842
Wells Fargo & Co., MTN, 2.10%, 5/8/17		1,370,000	1,390,317
Wells Fargo & Co., MTN, 4.10%, 6/3/26		1,570,000	1,602,994
			87,308,555
Beverages — 0.1%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19		20,000	23,372
Constellation Brands, Inc., 3.875%, 11/15/19		980,000	1,021,650
			1,045,022

		Principal Amount	Value
Biotechnology — 0.5%
AbbVie, Inc., 1.75%, 11/6/17		$20,000	$20,203
AbbVie, Inc., 2.90%, 11/6/22		1,020,000	988,954
AbbVie, Inc., 3.60%, 5/14/25		290,000	285,770
Amgen, Inc., 2.125%, 5/15/17		20,000	20,270
Amgen, Inc., 4.10%, 6/15/21		510,000	546,832
Amgen, Inc., 5.375%, 5/15/43		410,000	442,788
Biogen, Inc., 3.625%, 9/15/22		680,000	692,589
Celgene Corp., 3.875%, 8/15/25		280,000	281,414
Gilead Sciences, Inc., 4.40%, 12/1/21		1,020,000	1,111,178
Gilead Sciences, Inc., 3.65%, 3/1/26		250,000	253,184
			4,643,182
Building Products — 0.1%
Masco Corp., 4.45%, 4/1/25		1,000,000	1,005,000
Capital Markets — 0.2%
ABN AMRO Bank NV, MTN, 7.125%, 7/6/22	EUR	1,500,000	2,080,414
Ameriprise Financial, Inc., 4.00%, 10/15/23		$20,000	21,030
Fidelity International Ltd., MTN, 6.75%, 10/19/20	GBP	50,000	89,109
Jefferies Group LLC, 5.125%, 4/13/18		$10,000	10,527
			2,201,080
Chemicals — 0.2%
Ashland, Inc., 4.75%, 8/15/22		540,000	542,322
Eastman Chemical Co., 2.70%, 1/15/20		1,020,000	1,022,235
Eastman Chemical Co., 3.60%, 8/15/22		10,000	10,129
Ecolab, Inc., 4.35%, 12/8/21		235,000	254,360
Mosaic Co. (The), 5.625%, 11/15/43		10,000	10,534
			1,839,580
Commercial Services and Supplies — 0.1%
Clean Harbors, Inc., 5.25%, 8/1/20		10,000	10,450
Covanta Holding Corp., 5.875%, 3/1/24		10,000	9,975
Republic Services, Inc., 3.55%, 6/1/22		680,000	700,918
Waste Management, Inc., 4.10%, 3/1/45		310,000	292,409
			1,013,752
Communications Equipment — 0.2%
CC Holdings GS V LLC / Crown Castle GS III Corp., 3.85%, 4/15/23		10,000	9,909
Cisco Systems, Inc., 3.00%, 6/15/22		450,000	461,293
CommScope, Inc., 4.375%, 6/15/20(1)		800,000	818,000
Crown Castle International Corp., 5.25%, 1/15/23		590,000	637,200
			1,926,402
Construction Materials†
Owens Corning, 4.20%, 12/15/22		10,000	10,129
Consumer Discretionary†
Jarden Corp., 5.00%, 11/15/23(1)		480,000	495,600
Consumer Finance — 0.3%
American Express Credit Corp., 2.60%, 9/14/20		335,000	337,841

		Principal Amount	Value
CIT Group, Inc., 5.00%, 5/15/17		$50,000	$51,650
CIT Group, Inc., 4.25%, 8/15/17		1,460,000	1,496,500
CIT Group, Inc., 5.00%, 8/15/22		10,000	10,563
Discover Financial Services, 3.75%, 3/4/25		200,000	195,095
Equifax, Inc., 3.30%, 12/15/22		10,000	10,034
GLP Capital LP / GLP Financing II, Inc., 4.875%, 11/1/20		620,000	641,700
McGraw Hill Financial, Inc., 3.30%, 8/14/20(1)		250,000	254,731
Synchrony Financial, 3.00%, 8/15/19		250,000	252,798
			3,250,912
Containers and Packaging — 0.2%
Ball Corp., 4.00%, 11/15/23		590,000	578,200
Berry Plastics Corp., 5.125%, 7/15/23		500,000	496,250
Crown Americas LLC / Crown Americas Capital Corp. III, 6.25%, 2/1/21		39,000	40,609
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23		980,000	987,350
Rock-Tenn Co., 4.00%, 3/1/23		20,000	20,490
			2,122,899
Diversified Consumer Services†
Board of Trustees of The Leland Stanford Junior University (The), 3.46%, 5/1/47		200,000	186,243
Catholic Health Initiatives, 2.95%, 11/1/22		10,000	9,855
			196,098
Diversified Financial Services — 2.3%
Ally Financial, Inc., 2.75%, 1/30/17		1,480,000	1,491,100
BNP Paribas SA, 4.375%, 9/28/25(1)		200,000	198,476
BNP Paribas SA, MTN, 2.375%, 2/17/25	EUR	1,200,000	1,285,350
Credit Agricole SA, MTN, 7.375%, 12/18/23	GBP	1,200,000	2,285,585
Denali Borrower LLC / Denali Finance Corp., 5.625%, 10/15/20(1)		$250,000	266,562
Deutsche Bank AG, MTN, 2.75%, 2/17/25	EUR	2,400,000	2,539,088
GE Capital International Funding Co., 2.34%, 11/15/20(1)		$1,841,516	1,847,656
GE Capital UK Funding, MTN, 5.125%, 5/24/23	GBP	1,000,000	1,769,985
General Electric Capital Corp., MTN, 2.20%, 1/9/20		$716,000	723,634
Goldman Sachs Group, Inc. (The), 2.375%, 1/22/18		200,000	203,203
Goldman Sachs Group, Inc. (The), 2.90%, 7/19/18		2,140,000	2,200,389
Goldman Sachs Group, Inc. (The), 5.375%, 3/15/20		430,000	480,652
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22		40,000	45,886
Goldman Sachs Group, Inc. (The), 4.00%, 3/3/24		30,000	30,945
Goldman Sachs Group, Inc. (The), 3.50%, 1/23/25		1,000,000	991,416
Goldman Sachs Group, Inc. (The), 4.25%, 10/21/25		300,000	302,001
Goldman Sachs Group, Inc. (The), 5.15%, 5/22/45		250,000	252,193
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 3.50%, 3/15/17		20,000	20,284
Morgan Stanley, 2.65%, 1/27/20		3,010,000	3,035,236
Morgan Stanley, 5.00%, 11/24/25		760,000	815,176
Morgan Stanley, MTN, 6.625%, 4/1/18		30,000	33,312
Morgan Stanley, MTN, 5.625%, 9/23/19		10,000	11,149
Morgan Stanley, MTN, 3.70%, 10/23/24		20,000	20,286

		Principal Amount	Value
Nationwide Building Society, MTN, 6.75%, 7/22/20	EUR	1,600,000	$2,171,827
UBS Group Funding Jersey Ltd., 4.125%, 9/24/25(1)		$200,000	201,376
			23,222,767
Diversified Telecommunication Services — 2.0%
AT&T, Inc., 2.625%, 12/1/22		1,000,000	953,037
AT&T, Inc., 3.40%, 5/15/25		900,000	875,481
AT&T, Inc., 2.60%, 12/17/29	EUR	1,800,000	2,007,376
AT&T, Inc., 6.55%, 2/15/39		$21,000	24,403
AT&T, Inc., 4.30%, 12/15/42		10,000	8,712
British Telecommunications plc, 5.95%, 1/15/18		500,000	545,888
CenturyLink, Inc., 6.00%, 4/1/17		20,000	21,075
CenturyLink, Inc., Series Q, 6.15%, 9/15/19		980,000	1,019,200
Deutsche Telekom International Finance BV, 6.75%, 8/20/18		530,000	598,082
Frontier Communications Corp., 8.25%, 4/15/17		830,000	889,752
Frontier Communications Corp., 7.125%, 3/15/19		25,000	25,563
Frontier Communications Corp., 8.50%, 4/15/20		500,000	516,250
Frontier Communications Corp., 11.00%, 9/15/25(1)		200,000	210,124
Orange SA, 4.125%, 9/14/21		680,000	726,067
Orange SA, MTN, VRN, 4.00%, 10/1/21	EUR	1,600,000	1,807,502
Telecom Italia Capital SA, 6.00%, 9/30/34		$10,000	9,450
Telecom Italia SpA, 5.30%, 5/30/24(1)		1,000,000	1,008,750
Telecom Italia SpA, MTN, 5.875%, 5/19/23	GBP	1,350,000	2,240,467
Telefonica Emisiones SAU, 5.46%, 2/16/21		$690,000	771,076
Telefonica Europe BV, VRN, 6.50%, 9/18/18	EUR	900,000	1,048,346
Telefonica Europe BV, VRN, 5.875%, 3/31/24	EUR	1,600,000	1,808,685
Verizon Communications, Inc., 3.65%, 9/14/18		$50,000	52,772
Verizon Communications, Inc., 3.50%, 11/1/21		1,510,000	1,558,965
Verizon Communications, Inc., 5.05%, 3/15/34		50,000	50,615
Verizon Communications, Inc., 4.86%, 8/21/46		1,510,000	1,452,919
Verizon Communications, Inc., 5.01%, 8/21/54		5,000	4,624
Windstream Services LLC, 7.875%, 11/1/17		40,000	42,575
			20,277,756
Electric Utilities — 0.1%
AES Corp. (The), 4.875%, 5/15/23		980,000	913,850
Electrical Equipment — 0.1%
Belden, Inc., 5.25%, 7/15/24(1)		600,000	573,000
Electronic Equipment, Instruments and Components — 0.1%
Jabil Circuit, Inc., 7.75%, 7/15/16		20,000	20,850
Jabil Circuit, Inc., 5.625%, 12/15/20		10,000	10,653
Sanmina Corp., 4.375%, 6/1/19(1)		980,000	1,002,050
			1,033,553
Energy Equipment and Services — 0.1%
Ensco plc, 4.70%, 3/15/21		10,000	8,963
Ensco plc, 5.20%, 3/15/25		130,000	108,806
Noble Holding International Ltd., 5.95%, 4/1/25		210,000	169,094
Schlumberger Investment SA, 3.65%, 12/1/23		210,000	218,552

	Principal Amount	Value
Weatherford International Ltd., 4.50%, 4/15/22	$10,000	$7,865
		513,280
Food and Staples Retailing — 0.3%
CVS Health Corp., 3.50%, 7/20/22	250,000	258,344
CVS Health Corp., 2.75%, 12/1/22	690,000	677,690
CVS Health Corp., 5.125%, 7/20/45	100,000	107,757
Delhaize Group, 5.70%, 10/1/40	70,000	74,446
Dollar General Corp., 3.25%, 4/15/23	160,000	153,145
Dollar General Corp., 4.15%, 11/1/25	80,000	79,635
Kroger Co. (The), 3.30%, 1/15/21	480,000	493,862
Wal-Mart Stores, Inc., 5.625%, 4/15/41	1,020,000	1,225,496
		3,070,375
Food Products — 0.2%
Kraft Foods Group, Inc., 5.00%, 6/4/42	310,000	320,636
Kraft Heinz Foods Co., 4.875%, 2/15/25(1)	618,000	665,200
Kraft Heinz Foods Co., 5.20%, 7/15/45(1)	200,000	211,774
Mead Johnson Nutrition Co., 3.00%, 11/15/20(2)	190,000	191,259
Mondelez International, Inc., 4.00%, 2/1/24	310,000	324,285
Tyson Foods, Inc., 4.50%, 6/15/22	20,000	21,303
		1,734,457
Gas Utilities — 0.8%
Columbia Pipeline Group, Inc., 4.50%, 6/1/25(1)	280,000	270,078
Enbridge, Inc., 4.50%, 6/10/44	10,000	7,461
Energy Transfer Equity LP, 7.50%, 10/15/20	20,000	21,604
Energy Transfer Partners LP, 4.15%, 10/1/20	20,000	20,083
Energy Transfer Partners LP, 3.60%, 2/1/23	1,000,000	885,831
Energy Transfer Partners LP, 6.50%, 2/1/42	10,000	9,341
Enterprise Products Operating LLC, 5.20%, 9/1/20	30,000	33,068
Enterprise Products Operating LLC, 3.70%, 2/15/26	400,000	381,171
Enterprise Products Operating LLC, 4.85%, 3/15/44	300,000	274,330
Kinder Morgan Energy Partners LP, 6.50%, 4/1/20	10,000	10,887
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	20,000	18,716
Kinder Morgan, Inc., 7.25%, 6/1/18	20,000	21,877
Kinder Morgan, Inc., 4.30%, 6/1/25	490,000	444,655
Kinder Morgan, Inc., 5.55%, 6/1/45	300,000	253,647
MarkWest Energy Partners LP / MarkWest Energy Finance Corp., 4.875%, 12/1/24	990,000	940,500
Plains All American Pipeline LP / PAA Finance Corp., 3.65%, 6/1/22	690,000	676,378
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25(1)	360,000	346,500
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	1,020,000	903,102
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.25%, 11/15/23	980,000	862,400
Tesoro Logistics LP / Tesoro Logistics Finance Corp., 5.50%, 10/15/19(1)	520,000	540,800
TransCanada PipeLines Ltd., 2.50%, 8/1/22	20,000	18,899
Williams Cos., Inc. (The), 3.70%, 1/15/23	120,000	98,129
Williams Cos., Inc. (The), 5.75%, 6/24/44	10,000	7,412

	Principal Amount	Value
Williams Partners LP, 4.125%, 11/15/20	$680,000	$679,623
Williams Partners LP, 5.40%, 3/4/44	20,000	15,757
		7,742,249
Health Care Equipment and Supplies — 0.3%
Becton Dickinson and Co., 3.73%, 12/15/24	330,000	338,413
Mallinckrodt International Finance SA, 3.50%, 4/15/18	980,000	954,275
Medtronic, Inc., 2.50%, 3/15/20	610,000	619,684
Medtronic, Inc., 2.75%, 4/1/23	10,000	9,885
Medtronic, Inc., 3.50%, 3/15/25	120,000	123,079
Medtronic, Inc., 4.375%, 3/15/35	610,000	633,241
St. Jude Medical, Inc., 2.00%, 9/15/18	160,000	160,648
Zimmer Biomet Holdings, Inc., 2.70%, 4/1/20	270,000	269,539
		3,108,764
Health Care Providers and Services — 0.8%
Aetna, Inc., 2.75%, 11/15/22	10,000	9,837
CHS / Community Health Systems, Inc., 5.125%, 8/15/18	1,023,000	1,046,017
DaVita HealthCare Partners, Inc., 5.75%, 8/15/22	50,000	52,688
DaVita HealthCare Partners, Inc., 5.125%, 7/15/24	1,300,000	1,324,375
Fresenius Medical Care US Finance II, Inc., 4.125%, 10/15/20(1)	980,000	1,005,725
HCA, Inc., 3.75%, 3/15/19	530,000	540,494
HCA, Inc., 4.25%, 10/15/19	980,000	1,010,576
HCA, Inc., 5.375%, 2/1/25	940,000	968,200
Tenet Healthcare Corp., 6.25%, 11/1/18	40,000	42,800
UnitedHealth Group, Inc., 2.875%, 12/15/21	610,000	622,043
UnitedHealth Group, Inc., 3.75%, 7/15/25	300,000	313,331
Universal Health Services, Inc., 4.75%, 8/1/22(1)	980,000	1,003,275
		7,939,361
Hotels, Restaurants and Leisure — 0.1%
1011778 BC ULC / New Red Finance, Inc., 4.625%, 1/15/22(1)	500,000	508,750
McDonald's Corp., MTN, 3.375%, 5/26/25	130,000	129,593
McDonald's Corp., MTN, 4.60%, 5/26/45	90,000	88,755
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	610,000	652,700
Wyndham Worldwide Corp., 2.95%, 3/1/17	20,000	20,253
		1,400,051
Household Durables — 0.3%
D.R. Horton, Inc., 3.625%, 2/15/18	1,025,000	1,041,656
D.R. Horton, Inc., 5.75%, 8/15/23	20,000	21,950
Lennar Corp., 4.75%, 12/15/17	43,000	44,720
Lennar Corp., 4.50%, 6/15/19	850,000	886,125
M.D.C. Holdings, Inc., 5.50%, 1/15/24	10,000	10,250
Toll Brothers Finance Corp., 4.00%, 12/31/18	45,000	46,913
TRI Pointe Holdings, Inc., 4.375%, 6/15/19	890,000	888,887
TRI Pointe Holdings, Inc., 5.875%, 6/15/24	20,000	20,100
		2,960,601
Household Products — 0.1%
Spectrum Brands, Inc., 5.75%, 7/15/25(1)	650,000	696,313

		Principal Amount	Value
Industrial Conglomerates — 0.1%
General Electric Co., 2.70%, 10/9/22		$670,000	$671,432
General Electric Co., 4.125%, 10/9/42		10,000	9,865
Ingersoll-Rand Luxembourg Finance SA, 3.55%, 11/1/24		20,000	19,850
			701,147
Insurance — 1.9%
ACE INA Holdings, Inc., 3.15%, 3/15/25		600,000	597,049
ACE INA Holdings, Inc., 3.35%, 5/3/26(2)		330,000	331,699
AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust, 3.75%, 5/15/19		950,000	963,775
Allianz Finance II BV, MTN, 4.75%, 7/22/19	EUR	1,500,000	1,912,348
Allianz SE, MTN, VRN, 4.75%, 10/24/23	EUR	1,100,000	1,318,764
American International Group, Inc., 4.875%, 6/1/22		$1,360,000	1,514,937
American International Group, Inc., MTN, 5.85%, 1/16/18		20,000	21,816
Aquarius & Investments plc for Zurich Insurance Co. Ltd., MTN, VRN, 4.25%, 10/2/23	EUR	1,200,000	1,449,995
AXA SA, 7.125%, 12/15/20	GBP	1,800,000	3,216,737
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22		$680,000	690,345
Berkshire Hathaway, Inc., 4.50%, 2/11/43		110,000	112,293
CNP Assurances, VRN, 4.00%, 11/18/24	EUR	1,500,000	1,594,611
Generali Finance BV, MTN, VRN, 4.60%, 11/21/25	EUR	1,500,000	1,602,818
Generali Finance BV, VRN, 6.21%, 6/16/16	GBP	50,000	78,176
International Lease Finance Corp., 6.25%, 5/15/19		$400,000	436,000
Liberty Mutual Group, Inc., 4.95%, 5/1/22(1)		10,000	10,795
Liberty Mutual Group, Inc., 4.85%, 8/1/44(1)		400,000	396,354
Lincoln National Corp., 6.25%, 2/15/20		20,000	22,791
Markel Corp., 4.90%, 7/1/22		290,000	314,402
MetLife, Inc., 4.875%, 11/13/43		680,000	729,991
Prudential Financial, Inc., MTN, 5.375%, 6/21/20		1,360,000	1,527,615
TIAA Asset Management Finance Co. LLC, 4.125%, 11/1/24(1)		10,000	10,204
Travelers Cos., Inc. (The), 4.30%, 8/25/45		180,000	183,881
Voya Financial, Inc., 5.70%, 7/15/43		10,000	11,740
WR Berkley Corp., 4.625%, 3/15/22		10,000	10,637
XLIT Ltd., 4.45%, 3/31/25		50,000	50,107
			19,109,880
Internet and Catalog Retail†
Amazon.com, Inc., 3.80%, 12/5/24		210,000	219,634
Internet Software and Services — 0.1%
Netflix, Inc., 5.375%, 2/1/21		630,000	668,588
IT Services — 0.1%
Fidelity National Information Services, Inc., 5.00%, 3/15/22		10,000	10,301
Fidelity National Information Services, Inc., 4.50%, 10/15/22		340,000	347,687
Fidelity National Information Services, Inc., 3.50%, 4/15/23		250,000	238,580
			596,568
Life Sciences Tools and Services — 0.1%
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21		10,000	10,299
Thermo Fisher Scientific, Inc., 3.30%, 2/15/22		213,000	213,686

	Principal Amount	Value
Thermo Fisher Scientific, Inc., 5.30%, 2/1/44	$320,000	$346,321
		570,306
Machinery — 0.1%
Caterpillar Financial Services Corp., MTN, 2.85%, 6/1/22	1,010,000	1,007,937
Oshkosh Corp., 5.375%, 3/1/22	20,000	20,550
Terex Corp., 6.50%, 4/1/20	20,000	20,250
		1,048,737
Media — 1.6%
21st Century Fox America, Inc., 3.00%, 9/15/22	320,000	318,205
21st Century Fox America, Inc., 4.75%, 9/15/44	410,000	413,779
CBS Corp., 3.50%, 1/15/25	320,000	311,138
CCO Holdings LLC / CCO Holdings Capital Corp., 5.25%, 9/30/22	1,170,000	1,188,025
CCO Safari II LLC, 4.91%, 7/23/25(1)	940,000	959,214
Comcast Corp., 4.40%, 8/15/35	100,000	101,678
Comcast Corp., 6.40%, 5/15/38	530,000	666,404
Comcast Corp., 4.75%, 3/1/44	10,000	10,571
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.00%, 3/1/21	10,000	10,947
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 4.45%, 4/1/24	510,000	526,978
Discovery Communications LLC, 5.625%, 8/15/19	690,000	766,237
DISH DBS Corp., 7.125%, 2/1/16	40,000	40,536
DISH DBS Corp., 4.625%, 7/15/17	980,000	1,009,400
DISH DBS Corp., 6.75%, 6/1/21	50,000	52,125
Embarq Corp., 8.00%, 6/1/36	10,000	10,544
Interpublic Group of Cos., Inc. (The), 4.00%, 3/15/22	10,000	10,049
Lamar Media Corp., 5.375%, 1/15/24	1,000,000	1,042,500
Myriad International Holdings BV, 5.50%, 7/21/25(1)	700,000	687,740
NBCUniversal Media LLC, 5.15%, 4/30/20	1,100,000	1,243,443
NBCUniversal Media LLC, 2.875%, 1/15/23	625,000	627,716
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(1)	610,000	622,200
Scripps Networks Interactive, Inc., 2.80%, 6/15/20	200,000	196,318
Sirius XM Radio, Inc., 5.375%, 4/15/25(1)	980,000	1,005,725
TEGNA, Inc., 5.125%, 7/15/20	610,000	637,450
Time Warner Cable, Inc., 6.75%, 7/1/18	310,000	344,278
Time Warner Cable, Inc., 4.50%, 9/15/42	300,000	244,121
Time Warner, Inc., 4.70%, 1/15/21	420,000	457,756
Time Warner, Inc., 3.60%, 7/15/25	700,000	695,504
Time Warner, Inc., 5.35%, 12/15/43	250,000	263,559
Virgin Media Secured Finance plc, 5.375%, 4/15/21(1)	810,000	853,538
Virgin Media Secured Finance plc, 5.25%, 1/15/26(1)	200,000	200,500
Walt Disney Co. (The), MTN, 4.125%, 6/1/44	680,000	691,282
		16,209,460
Metals and Mining — 0.5%
Alcoa, Inc., 5.125%, 10/1/24	980,000	976,325
ArcelorMittal, 6.00%, 8/5/20	1,080,000	1,033,425

		Principal Amount	Value
Barrick Gold Corp., 4.10%, 5/1/23		$340,000	$316,414
Freeport-McMoRan, Inc., 3.875%, 3/15/23		330,000	259,710
Glencore Finance Canada Ltd., 4.95%, 11/15/21(1)		10,000	8,686
Glencore Finance Europe SA, MTN, 1.625%, 1/18/22	EUR	1,500,000	1,240,195
Steel Dynamics, Inc., 6.125%, 8/15/19		$980,000	1,019,200
Vale Overseas Ltd., 5.625%, 9/15/19		550,000	559,900
			5,413,855
Multi-Utilities — 1.6%
Berkshire Hathaway Energy Co., 3.50%, 2/1/25		680,000	686,616
Calpine Corp., 5.875%, 1/15/24(1)		490,000	514,500
Calpine Corp., 5.75%, 1/15/25		490,000	466,112
Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43		10,000	9,530
Constellation Energy Group, Inc., 5.15%, 12/1/20		10,000	10,945
Consumers Energy Co., 2.85%, 5/15/22		10,000	9,993
Dominion Resources, Inc., 2.75%, 9/15/22		10,000	9,727
Dominion Resources, Inc., 3.625%, 12/1/24		680,000	681,031
Dominion Resources, Inc., 3.90%, 10/1/25		480,000	487,884
Dominion Resources, Inc., 4.90%, 8/1/41		10,000	10,148
Duke Energy Corp., 1.625%, 8/15/17		20,000	20,080
Duke Energy Corp., 3.55%, 9/15/21		680,000	704,628
Duke Energy Florida LLC, 3.85%, 11/15/42		10,000	9,604
Duke Energy Progress, LLC, 3.25%, 8/15/25		400,000	408,125
Duke Energy Progress, LLC, 4.15%, 12/1/44		170,000	171,357
Engie SA, VRN, 4.75%, 7/10/21	EUR	1,600,000	1,885,694
Exelon Generation Co. LLC, 4.25%, 6/15/22		$680,000	694,032
Exelon Generation Co. LLC, 5.60%, 6/15/42		10,000	9,890
FirstEnergy Corp., 4.25%, 3/15/23		1,180,000	1,194,926
Florida Power & Light Co., 4.125%, 2/1/42		250,000	252,170
GenOn Energy, Inc., 7.875%, 6/15/17		45,000	42,300
IPALCO Enterprises, Inc., 5.00%, 5/1/18		30,000	31,800
IPALCO Enterprises, Inc., 3.45%, 7/15/20(1)		600,000	595,500
MidAmerican Energy Co., 4.40%, 10/15/44		200,000	208,341
NextEra Energy Capital Holdings, Inc., VRN, 7.30%, 9/1/17		20,000	19,950
Nisource Finance Corp., 5.65%, 2/1/45		310,000	359,980
NRG Energy, Inc., 7.625%, 1/15/18		40,000	42,000
Potomac Electric Power Co., 3.60%, 3/15/24		10,000	10,400
Progress Energy, Inc., 3.15%, 4/1/22		10,000	9,979
RWE AG, VRN, 7.00%, 3/20/19	GBP	2,200,000	3,408,895
Sempra Energy, 2.40%, 3/15/20		$20,000	19,904
Sempra Energy, 2.875%, 10/1/22		680,000	666,454
SSE plc, VRN, 2.375%, 4/1/21	EUR	2,200,000	2,322,528
Xcel Energy, Inc., 4.80%, 9/15/41		$680,000	706,498
			16,681,521
Multiline Retail — 0.1%
Macy's Retail Holdings, Inc., 2.875%, 2/15/23		350,000	328,019
Target Corp., 4.00%, 7/1/42		250,000	243,969
			571,988

	Principal Amount	Value
Oil, Gas and Consumable Fuels — 1.2%
AmeriGas Finance LLC / AmeriGas Finance Corp., 6.75%, 5/20/20	$500,000	$520,625
AmeriGas Partners LP / AmeriGas Finance Corp., 6.25%, 8/20/19	10,000	10,250
Anadarko Petroleum Corp., 5.95%, 9/15/16	20,000	20,742
Anadarko Petroleum Corp., 3.45%, 7/15/24	300,000	293,571
BP Capital Markets plc, 4.50%, 10/1/20	690,000	757,701
California Resources Corp., 5.50%, 9/15/21	520,000	360,100
Chesapeake Energy Corp., 4.875%, 4/15/22	730,000	456,250
Cimarex Energy Co., 4.375%, 6/1/24	1,000,000	996,842
CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24	20,000	20,604
Concho Resources, Inc., 7.00%, 1/15/21	590,000	612,125
Concho Resources, Inc., 6.50%, 1/15/22	90,000	93,713
ConocoPhillips Holding Co., 6.95%, 4/15/29	10,000	12,483
Continental Resources, Inc., 5.00%, 9/15/22	20,000	18,000
Continental Resources, Inc., 3.80%, 6/1/24	180,000	150,973
Devon Energy Corp., 5.00%, 6/15/45	100,000	92,139
EOG Resources, Inc., 4.10%, 2/1/21	10,000	10,731
Exxon Mobil Corp., 2.71%, 3/6/25	1,030,000	1,019,999
Hess Corp., 6.00%, 1/15/40	10,000	10,092
Marathon Petroleum Corp., 3.50%, 3/1/16	20,000	20,170
Newfield Exploration Co., 5.75%, 1/30/22	1,230,000	1,254,600
Newfield Exploration Co., 5.625%, 7/1/24	50,000	50,000
Noble Energy, Inc., 4.15%, 12/15/21	217,000	219,811
Occidental Petroleum Corp., 4.625%, 6/15/45	460,000	477,161
Petrobras Global Finance BV, 5.375%, 1/27/21	20,000	16,325
Petrobras Global Finance BV, 6.25%, 3/17/24	240,000	192,828
Petroleos Mexicanos, 6.625%, 6/15/35	720,000	711,900
Phillips 66, 4.30%, 4/1/22	10,000	10,630
Phillips 66, 4.65%, 11/15/34	520,000	521,001
Shell International Finance BV, 2.375%, 8/21/22	690,000	676,816
Shell International Finance BV, 3.25%, 5/11/25	230,000	230,226
Sinopec Group Overseas Development 2015 Ltd., 2.50%, 4/28/20(1)	600,000	592,622
Statoil ASA, 2.45%, 1/17/23	10,000	9,663
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.75%, 3/1/25	10,000	9,675
Talisman Energy, Inc., 7.75%, 6/1/19	10,000	11,032
Tesoro Corp., 5.375%, 10/1/22	490,000	499,188
Total Capital Canada Ltd., 2.75%, 7/15/23	680,000	667,509
Whiting Petroleum Corp., 5.00%, 3/15/19	620,000	592,100
		12,220,197
Paper and Forest Products — 0.1%
Georgia-Pacific LLC, 2.54%, 11/15/19(1)	20,000	20,091
Georgia-Pacific LLC, 5.40%, 11/1/20(1)	710,000	790,188
International Paper Co., 6.00%, 11/15/41	210,000	232,440
		1,042,719

		Principal Amount	Value
Pharmaceuticals — 0.3%
Actavis Funding SCS, 3.85%, 6/15/24		$1,510,000	$1,505,908
Actavis Funding SCS, 4.55%, 3/15/35		10,000	9,612
Actavis, Inc., 1.875%, 10/1/17		20,000	19,976
Baxalta, Inc., 4.00%, 6/23/25(1)		650,000	655,118
Forest Laboratories LLC, 4.875%, 2/15/21(1)		20,000	21,664
Roche Holdings, Inc., 3.35%, 9/30/24(1)		10,000	10,342
Valeant Pharmaceuticals International, Inc., 6.75%, 8/15/18(1)		980,000	940,800
Valeant Pharmaceuticals International, Inc., 6.125%, 4/15/25(1)		230,000	194,062
			3,357,482
Real Estate Investment Trusts (REITs) — 0.2%
American Tower Corp., 5.05%, 9/1/20		10,000	10,884
DDR Corp., 4.75%, 4/15/18		10,000	10,553
DDR Corp., 3.625%, 2/1/25		50,000	47,540
Essex Portfolio LP, 3.625%, 8/15/22		10,000	10,114
Hospitality Properties Trust, 4.65%, 3/15/24		20,000	19,914
Hospitality Properties Trust, 4.50%, 3/15/25		710,000	691,866
Host Hotels & Resorts LP, 3.75%, 10/15/23		410,000	396,251
Realty Income Corp., 4.125%, 10/15/26		680,000	690,199
Senior Housing Properties Trust, 4.75%, 5/1/24		10,000	9,906
Ventas Realty LP, 4.125%, 1/15/26		250,000	250,760
Ventas Realty LP / Ventas Capital Corp., 4.75%, 6/1/21		10,000	10,750
Welltower, Inc., 3.75%, 3/15/23		10,000	9,881
			2,158,618
Real Estate Management and Development — 0.1%
Tesco Property Finance 3 plc, 5.74%, 4/13/40	GBP	1,081,718	1,507,628
Road and Rail — 0.2%
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20		$20,000	21,056
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43		10,000	9,875
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45		500,000	472,729
CSX Corp., 4.25%, 6/1/21		10,000	10,724
CSX Corp., 3.40%, 8/1/24		690,000	697,117
Union Pacific Corp., 4.00%, 2/1/21		310,000	335,233
Union Pacific Corp., 4.75%, 9/15/41		300,000	327,783
			1,874,517
Semiconductors and Semiconductor Equipment — 0.1%
Intel Corp., 3.70%, 7/29/25		200,000	208,700
KLA-Tencor Corp., 4.65%, 11/1/24		200,000	201,827
NXP BV / NXP Funding LLC, 3.50%, 9/15/16(1)		45,000	45,337
NXP BV / NXP Funding LLC, 4.125%, 6/15/20(1)		500,000	511,250
			967,114
Software — 0.4%
Activision Blizzard, Inc., 5.625%, 9/15/21(1)		980,000	1,038,996
Microsoft Corp., 2.70%, 2/12/25		1,360,000	1,341,433
Microsoft Corp., 3.125%, 11/3/25(2)		330,000	333,996
Oracle Corp., 3.625%, 7/15/23		1,010,000	1,061,007

	Principal Amount	Value
Oracle Corp., 2.95%, 5/15/25	$600,000	$587,900
		4,363,332
Specialty Retail — 0.3%
Home Depot, Inc. (The), 3.35%, 9/15/25	340,000	349,416
Home Depot, Inc. (The), 5.95%, 4/1/41	680,000	866,194
Lowe's Cos., Inc., 3.375%, 9/15/25	135,000	136,574
Sally Holdings LLC / Sally Capital, Inc., 6.875%, 11/15/19	980,000	1,019,200
Sonic Automotive, Inc., 7.00%, 7/15/22	50,000	53,500
United Rentals North America, Inc., 5.75%, 11/15/24	980,000	999,600
		3,424,484
Technology Hardware, Storage and Peripherals — 0.3%
Apple, Inc., 2.85%, 5/6/21	1,020,000	1,051,400
Apple, Inc., 3.20%, 5/13/25	530,000	539,385
Dell, Inc., 3.10%, 4/1/16	45,000	45,382
Hewlett-Packard Co., 4.30%, 6/1/21	20,000	20,591
Hewlett-Packard Enterprise Co., 3.60%, 10/15/20(1)	780,000	786,600
Seagate HDD Cayman, 4.75%, 6/1/23	530,000	492,700
		2,936,058
Textiles, Apparel and Luxury Goods†
Hanesbrands, Inc., 6.375%, 12/15/20	41,000	42,640
L Brands, Inc., 6.625%, 4/1/21	40,000	45,500
		88,140
Wireless Telecommunication Services — 0.4%
America Movil SAB de CV, 3.125%, 7/16/22	240,000	238,257
Sprint Communications, Inc., 6.00%, 12/1/16	1,020,000	1,033,388
Sprint Communications, Inc., 9.00%, 11/15/18(1)	990,000	1,090,851
T-Mobile USA, Inc., 6.625%, 4/1/23	590,000	603,830
Turkcell Iletisim Hizmetleri AS, 5.75%, 10/15/25(1)	1,000,000	1,000,625
		3,966,951
TOTAL CORPORATE BONDS (Cost $295,086,778)		290,371,708
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(3) — 11.6%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 1.7%
FHLMC, VRN, 1.76%, 11/15/15	67,540	69,187
FHLMC, VRN, 1.84%, 11/15/15	85,510	87,784
FHLMC, VRN, 1.97%, 11/15/15	48,126	49,602
FHLMC, VRN, 1.98%, 11/15/15	36,014	37,131
FHLMC, VRN, 2.05%, 11/15/15	23,077	23,529
FHLMC, VRN, 2.32%, 11/15/15	81,081	82,195
FHLMC, VRN, 2.37%, 11/15/15	20,389	21,679
FHLMC, VRN, 2.43%, 11/15/15	19,138	20,409
FHLMC, VRN, 2.46%, 11/15/15	3,568,652	3,797,264
FHLMC, VRN, 2.63%, 11/15/15	4,450	4,732
FHLMC, VRN, 2.86%, 11/15/15	35,637	36,754
FHLMC, VRN, 2.97%, 11/15/15	16,618	17,626
FHLMC, VRN, 3.26%, 11/15/15	34,522	36,562
FHLMC, VRN, 3.74%, 11/15/15	7,857	8,223

	Principal Amount	Value
FHLMC, VRN, 4.21%, 11/15/15	$64,414	$67,679
FHLMC, VRN, 4.61%, 11/15/15	3,291	3,469
FHLMC, VRN, 5.13%, 11/15/15	3,669	3,871
FHLMC, VRN, 5.80%, 11/15/15	12,532	13,304
FHLMC, VRN, 5.95%, 11/15/15	6,918	7,336
FHLMC, VRN, 6.10%, 11/15/15	5,250	5,569
FNMA, VRN, 1.92%, 11/25/15	2,554,831	2,673,502
FNMA, VRN, 1.95%, 11/25/15	3,006,415	3,152,091
FNMA, VRN, 1.95%, 11/25/15	2,202,886	2,284,619
FNMA, VRN, 2.01%, 11/25/15	4,729,898	4,921,242
FNMA, VRN, 2.43%, 11/25/15	48,801	51,882
FNMA, VRN, 2.69%, 11/25/15	17,333	17,824
FNMA, VRN, 3.61%, 11/25/15	7,296	7,655
FNMA, VRN, 3.91%, 11/25/15	10,240	10,850
FNMA, VRN, 5.08%, 11/25/15	6,638	7,073
FNMA, VRN, 6.06%, 11/25/15	9,452	10,126
		17,530,769
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 9.9%
FHLMC, 6.00%, 2/1/38	4,225	4,792
FHLMC, 4.00%, 12/1/40	9,219	9,902
FNMA, 3.00%, 11/12/15(4)	3,715,000	3,754,762
FNMA, 3.50%, 11/12/15(4)	6,721,000	6,995,195
FNMA, 4.00%, 11/12/15(4)	14,355,000	15,281,346
FNMA, 4.50%, 11/12/15(4)	4,377,500	4,743,261
FNMA, 5.00%, 11/12/15(4)	2,257,500	2,488,717
FNMA, 5.50%, 11/12/15(4)	3,712,000	4,147,986
FNMA, 6.625%, 11/15/30	2,500,000	3,603,070
FNMA, 5.00%, 7/1/31	51,484	56,967
FNMA, 5.50%, 5/1/33	12,971	14,615
FNMA, 5.00%, 9/1/33	1,943,383	2,153,014
FNMA, 5.00%, 11/1/33	11,602	12,850
FNMA, 5.00%, 9/1/35	42,022	46,336
FNMA, 6.00%, 4/1/37	12,791	14,548
FNMA, 6.00%, 7/1/37	16,006	18,296
FNMA, 6.00%, 8/1/37	10,794	12,239
FNMA, 5.50%, 1/1/39	28,093	31,461
FNMA, 5.50%, 3/1/39	3,480	3,902
FNMA, 4.50%, 5/1/39	3,101,176	3,391,655
FNMA, 5.00%, 8/1/39	7,277	8,145
FNMA, 4.50%, 3/1/40	3,617,495	3,932,069
FNMA, 5.00%, 8/1/40	2,123,843	2,345,847
FNMA, 3.50%, 10/1/40	4,373,124	4,562,652
FNMA, 3.50%, 12/1/40	54,013	56,356
FNMA, 4.50%, 9/1/41	28,501	30,986
FNMA, 3.50%, 5/1/42	68,869	71,907
FNMA, 3.50%, 6/1/42	38,523	40,341
FNMA, 3.50%, 9/1/42	35,465	37,040

	Principal Amount	Value
FNMA, 3.00%, 11/1/42	$40,944	$41,535
FNMA, 3.00%, 5/1/43	5,292,845	5,366,882
GNMA, 3.00%, 11/19/15(4)	4,665,000	4,763,767
GNMA, 3.50%, 11/19/15(4)	3,907,500	4,094,555
GNMA, 4.00%, 11/19/15(4)	9,635,000	10,254,126
GNMA, 4.50%, 11/19/15(4)	1,620,000	1,743,778
GNMA, 6.00%, 7/15/33	6,909	8,077
GNMA, 5.00%, 3/20/36	54,435	60,386
GNMA, 5.50%, 1/15/39	5,815	6,661
GNMA, 5.50%, 9/15/39	40,770	46,264
GNMA, 4.50%, 10/15/39	17,198	18,878
GNMA, 5.00%, 10/15/39	24,573	27,478
GNMA, 4.50%, 1/15/40	22,314	24,232
GNMA, 4.00%, 12/15/40	20,536	21,898
GNMA, 4.50%, 12/15/40	69,152	75,862
GNMA, 4.50%, 7/20/41	3,248,422	3,546,012
GNMA, 4.00%, 12/15/41	36,164	38,553
GNMA, 3.50%, 6/20/42	11,236,939	11,812,383
		99,821,584
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $117,616,390)		117,352,353
U.S. TREASURY SECURITIES — 6.1%
U.S. Treasury Bonds, 3.50%, 2/15/39	3,600,000	4,046,648
U.S. Treasury Bonds, 2.875%, 5/15/43	750,000	742,930
U.S. Treasury Bonds, 2.50%, 2/15/45	7,050,000	6,432,759
U.S. Treasury Bonds, 3.00%, 5/15/45	1,200,000	1,216,320
U.S. Treasury Notes, 0.50%, 2/28/17(5)	30,000,000	29,977,140
U.S. Treasury Notes, 1.00%, 3/15/18	13,000,000	13,035,802
U.S. Treasury Notes, 1.625%, 6/30/20	6,000,000	6,037,032
TOTAL U.S. TREASURY SECURITIES (Cost $61,598,177)		61,488,631
COLLATERALIZED MORTGAGE OBLIGATIONS(3) — 6.1%
Banc of America Funding Corp., Series 2004-2, Class 3A1, 5.50%, 9/20/34	10,769	11,154
Banc of America Mortgage Securities, Inc., Series 2005-1, Class 1A15, 5.50%, 2/25/35	5,403	5,643
Banc of America Mortgage Securities, Inc., Series 2007-1, Class 1A16, 5.625%, 3/25/37	50,837	45,939
Banc of America Mortgage Trust, Series 2006-A, Class 2A1, VRN, 2.63%, 11/1/15	3,222,542	2,891,660
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 2.72%, 11/1/15	7,003	7,010
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1, VRN, 2.79%, 11/1/15	1,121,259	1,086,803
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-6, Class 1A1, VRN, 2.74%, 11/1/15	3,620,786	3,268,088
Chase Mortgage Finance Trust, Series 2007-A2, Class 6A2 SEQ, VRN, 2.63%, 11/1/15	3,496,064	3,108,192
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 2.03%, 11/1/15	2,429,235	2,397,152

	Principal Amount	Value
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 2.78%, 11/1/15	$77,107	$76,333
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-4, Class A19, 5.25%, 5/25/34	7,266	7,690
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 2.59%, 11/1/15	5,920	5,690
First Horizon Mortgage Pass-Through Trust, Series 2006-AR4, Class 1A2, VRN, 2.57%, 11/1/15	956,831	853,748
GSR Mortgage Loan Trust, Series 2005-6F, Class 1A5 SEQ, 5.25%, 7/25/35	25,527	26,456
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 2.72%, 11/1/15	1,701,386	1,736,114
GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, VRN, 2.81%, 11/1/15	1,583,080	1,599,884
JPMorgan Mortgage Trust, Series 2005-A4, Class 2A1, VRN, 2.68%, 11/1/15	1,205,672	1,202,345
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1, VRN, 2.74%, 11/1/15	1,371,380	1,307,170
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 2.98%, 11/1/15	16,476	16,616
JPMorgan Mortgage Trust, Series 2006-S1, Class 1A2 SEQ, 6.50%, 4/25/36	569,862	603,879
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 2.77%, 11/1/15	2,183,510	2,242,059
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 2.47%, 11/1/15	1,661,653	1,634,518
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A2, VRN, 2.47%, 11/1/15	842,493	848,070
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.43%, 11/1/15	2,856	2,852
Residential Accredit Loans, Inc., Series 2006-QS17, Class A5, 6.00%, 12/25/36	1,331,934	1,106,220
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 2.42%, 11/1/15	3,478,249	3,485,759
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-3, Class 4A1, VRN, 5.66%, 11/1/15	1,048,448	1,083,940
Thornburg Mortgage Securities Trust, Series 2006-4, Class A2B, VRN, 5.11%, 11/26/15	894,431	880,241
WaMu Mortgage Pass-Through Certificates, Series 2005-AR4, Class A5, VRN, 2.45%, 11/1/15	2,602,259	2,568,350
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-A, Class A1, VRN, 2.66%, 11/1/15	16,763	16,817
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-K, Class 2A6, VRN, 2.74%, 11/1/15	39,223	39,630
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Z, Class 2A2, VRN, 2.63%, 11/1/15	42,807	42,903
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	19,602	20,012
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-18, Class 1A1, 5.50%, 1/25/36	952,230	947,471
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 1A1, VRN, 2.70%, 11/1/15	40,948	41,958
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A17, VRN, 2.70%, 11/1/15	35,618	36,370
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR12, Class 2A6, VRN, 2.68%, 11/1/15	974,988	992,583

	Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 2.70%, 11/1/15	$11,084	$11,194
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 4A8, VRN, 2.74%, 11/1/15	5,000,000	4,826,688
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR2, Class 3A1, VRN, 2.62%, 11/1/15	52,790	53,503
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	53,288	54,505
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-11, Class A9 SEQ, 6.50%, 9/25/36	58,776	57,381
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-13, Class A5, 6.00%, 10/25/36	837,322	868,056
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-14, Class A1, 6.00%, 10/25/36	57,101	57,287
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-8, Class A10 SEQ, 6.00%, 7/25/36	50,885	51,458
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-8, Class A15, 6.00%, 7/25/36	929,763	940,238
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-8, Class A9 SEQ, 6.00%, 7/25/36	40,708	41,166
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR1, Class 1A1, VRN, 5.43%, 11/1/15	62,866	60,221
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 1A1, VRN, 2.70%, 11/1/15	2,805,241	2,772,532
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A1, VRN, 2.74%, 11/1/15	2,857,036	2,782,466
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A4 SEQ, VRN, 2.74%, 11/1/15	21,541	20,979
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A5 SEQ, VRN, 2.74%, 11/1/15	21,541	20,979
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A6 SEQ, VRN, 2.74%, 11/1/15	20,590	20,053
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR12, Class 1A1, VRN, 2.74%, 11/1/15	44,193	41,921
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Class 1A7 SEQ, VRN, 5.84%, 11/1/15	4,334,882	4,221,754
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Class 2A1, VRN, 2.74%, 11/1/15	14,619	13,688
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR15, Class A1, VRN, 2.74%, 11/1/15	11,631	10,816
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR16, Class A1, VRN, 2.74%, 11/1/15	916,642	875,073
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR19, Class A1, VRN, 5.59%, 11/1/15	860,521	829,145
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR2, Class 2A3, VRN, 2.65%, 11/1/15	937,977	927,991
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR5, Class 2A1, VRN, 2.71%, 11/1/15	86,393	81,794
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR7, Class 2A1, VRN, 2.73%, 11/1/15	973,933	930,796
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-10, Class 1A5, 6.00%, 7/25/37	57,326	57,340
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-11, Class A3 SEQ, 6.00%, 8/25/37	75,835	75,319
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-12, Class A7, 5.50%, 9/25/37	37,254	38,459

	Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	$58,394	$60,159
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	23,930	24,750
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-15, Class A1, 6.00%, 11/25/37	1,026,287	1,018,690
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	31,522	32,617
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-3, Class 3A1, 5.50%, 4/25/22	1,777	1,813
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-8, Class 2A2, 6.00%, 7/25/37	507,366	500,689
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR7, Class A1, VRN, 2.74%, 11/1/15	2,931,496	2,728,208
Wells Fargo Mortgage-Backed Securities Trust, Series 2008-1, Class 4A1, 5.75%, 2/25/38	25,256	26,716
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $61,378,839)		61,383,763
COMMERCIAL MORTGAGE-BACKED SECURITIES(3) — 5.0%
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2014-ICTS, Class A, VRN, 1.00%, 11/15/15(1)	3,525,000	3,516,495
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2015-200P, Class B, 3.49%, 4/14/33(1)	3,500,000	3,497,327
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(1)	3,000,000	3,057,647
BLCP Hotel Trust, Series 2014-CLRN, Class A, VRN, 1.15%, 11/15/15(1)	3,360,784	3,344,624
Commercial Mortgage Pass-Through Certificates, Series 2014-BBG, Class A, VRN, 1.00%, 11/15/15(1)	4,370,000	4,340,398
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class B, VRN, 4.72%, 11/1/15	2,105,000	2,306,227
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class B, VRN, 4.49%, 11/1/15	100,000	105,662
Commercial Mortgage Pass-Through Certificates, Series 2015-CR22, Class AM, 3.60%, 3/10/48	1,000,000	1,013,454
Commercial Mortgage Trust, Series 2014-LC17, Class C, VRN, 4.56%, 11/1/15	1,960,000	1,964,179
Commercial Mortgage Trust, Series 2014-UBS5, Class C, VRN, 4.61%, 11/1/15	3,150,000	3,167,382
Commercial Mortgage Trust, Series 2015-CR22, Class B, 3.93%, 3/10/48	2,500,000	2,501,205
Core Industrial Trust, Series 2015-CALW, Class B, 3.25%, 2/10/34(1)	3,500,000	3,534,988
Core Industrial Trust, Series 2015-TEXW, Class B, 3.33%, 2/10/34(1)	2,825,000	2,850,005
Core Industrial Trust, Series 2015-WEST, Class A SEQ, 3.29%, 2/10/37(1)	3,600,000	3,623,649
GS Mortgage Securities Corp. II, Series 2015-GC28, Class AS, 3.76%, 2/10/48	2,000,000	2,024,935
Irvine Core Office Trust, Series 2013-IRV, Class A2 SEQ, VRN, 3.17%, 11/10/15(1)	3,690,000	3,771,257
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class B, VRN, 4.34%, 11/1/15	1,050,000	1,082,422
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class AS, 4.52%, 12/15/46	50,000	54,497
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-CBM, Class A, VRN, 1.10%, 11/15/15(1)	2,950,000	2,935,535

	Principal Amount	Value
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, VRN, 3.45%, 11/1/15(1)	$75,000	$76,119
Morgan Stanley Capital I Trust, Series 2014-CPT, Class E, VRN, 3.45%, 11/1/15(1)	1,960,000	1,941,996
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $51,721,083)		50,710,003
ASSET-BACKED SECURITIES(3) — 3.0%
Avis Budget Rental Car Funding AESOP LLC, Series 2012-2A, Class A SEQ, 2.80%, 5/20/18(1)	2,100,000	2,132,007
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class B, 2.62%, 9/20/19(1)	75,000	75,804
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class B, 3.42%, 12/20/21(1)	2,000,000	2,009,500
BMW Floorplan Master Owner Trust, Series 2015-1A, Class A, VRN, 0.70%, 11/16/15(1)	2,450,000	2,439,082
Chase Issuance Trust, Series 2007-B1, Class B1, VRN, 0.45%, 11/16/15	2,600,000	2,586,564
Enterprise Fleet Financing LLC, Series 2015-2, Class A2 SEQ, 1.59%, 2/22/21(1)	3,150,000	3,140,773
Hertz Fleet Lease Funding LP, Series 2014-1, Class A, VRN, 0.60%, 11/10/15(1)	76,159	75,936
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(1)	70,993	70,140
Invitation Homes Trust, Series 2014-SFR1, Class A, VRN, 1.20%, 11/17/15(1)	1,400,000	1,371,150
Invitation Homes Trust, Series 2015-SFR1, Class A, VRN, 1.65%, 11/17/15(1)	1,790,320	1,775,813
Marriott Vacation Club Owner Trust, Series 2012-1A, Class A SEQ, 2.51%, 5/20/30(1)	2,414,808	2,429,386
MVW Owner Trust, Series 2014-1A, Class B, 2.70%, 9/22/31(1)	153,880	153,607
MVW Owner Trust, Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(1)	1,916,192	1,926,934
Sierra Timeshare Receivables Funding LLC, Series 2013-1A, Class A SEQ, 1.59%, 11/20/29(1)	1,967,461	1,945,083
Sierra Timeshare Receivables Funding LLC, Series 2013-2A, Class A SEQ, 2.28%, 11/20/25(1)	1,631,328	1,633,533
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A, 2.40%, 3/22/32(1)	1,807,181	1,801,100
Sierra Timeshare Receivables Funding LLC, Series 2015-2A, Class A, 2.43%, 6/20/32(1)	2,294,217	2,274,555
Toyota Auto Receivables Owner Trust, Series 2015-C, Class A2B, VRN, 0.53%, 11/16/15	2,425,000	2,425,452
TOTAL ASSET-BACKED SECURITIES (Cost $30,367,999)		30,266,419
MUNICIPAL SECURITIES — 0.4%
Bay Area Toll Authority Toll Bridge Rev., Series 2010 S-1, (Building Bonds), 6.92%, 4/1/40	220,000	291,628
California GO, (Building Bonds), 7.55%, 4/1/39	400,000	593,008
California GO, (Building Bonds), 7.30%, 10/1/39	170,000	241,424
Illinois GO, (Taxable Pension), 5.10%, 6/1/33	200,000	184,898
Illinois GO, Series 2010-3, (Building Bonds), 6.73%, 4/1/35	20,000	20,556
Los Angeles Community College District GO, (Building Bonds), 6.75%, 8/1/49	100,000	142,428
Maryland State Transportation Authority Rev., (Building Bonds), 5.75%, 7/1/41	30,000	36,137

	Principal Amount	Value
Metropolitan Transportation Authority Rev., Series 2010 C-1, (Building Bonds), 6.69%, 11/15/40	$195,000	$256,201
Missouri Highways & Transportation Commission Rev., (Building Bonds), 5.45%, 5/1/33	175,000	207,421
New Jersey State Turnpike Authority Rev., Series 2010 A, (Building Bonds), 7.10%, 1/1/41	225,000	307,462
Pennsylvania Turnpike Commission Rev., Series 2010 B, (Building Bonds), 5.56%, 12/1/49	125,000	149,950
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	250,000	266,582
Rutgers State University Rev., Series 2010 H, (Building Bonds), 5.67%, 5/1/40	200,000	235,542
Salt River Agricultural Improvement & Power District Electric Rev., Series 2010 A, (Building Bonds), 4.84%, 1/1/41	215,000	251,408
San Diego County Water Authority Rev., Series 2010 B, (Building Bonds), 6.14%, 5/1/49	100,000	126,157
San Francisco City & County Public Utilities Water Commission Rev., Series 2010 B, (Building Bonds), 6.00%, 11/1/40	195,000	237,130
San Francisco City & County Public Utilities Water Commission Rev., Series 2010 FG, (Building Bonds), 6.95%, 11/1/50	80,000	112,640
Santa Clara Valley Transportation Authority Sales Tax Rev., Series 2010 A, (Building Bonds), 5.88%, 4/1/32	150,000	182,291
TOTAL MUNICIPAL SECURITIES (Cost $4,066,486)		3,842,863
TEMPORARY CASH INVESTMENTS — 4.0%
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 1.50%, 5/31/19, valued at $15,298,338), in a joint trading account at 0.01%, dated 10/30/15, due 11/2/15 (Delivery value $15,000,714)		15,000,701
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 4.625%, 2/15/40, valued at $25,510,419), at 0.00%, dated 10/30/15, due 11/2/15 (Delivery value $25,007,000)		25,007,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $40,007,701)		40,007,701
TOTAL INVESTMENT SECURITIES — 104.2% (Cost $1,060,290,520)		1,049,941,981
OTHER ASSETS AND LIABILITIES — (4.2)%		(42,093,132)
TOTAL NET ASSETS — 100.0%		$1,007,848,849

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	4,090,000	USD	2,866,845	Barclays Bank plc	12/16/15	$43,381
AUD	3,278,257	USD	2,270,455	Westpac Group	12/16/15	62,178
USD	14,105,200	AUD	20,192,285	JPMorgan Chase Bank N.A.	12/16/15	(262,555)
CAD	3,376,717	USD	2,560,000	Barclays Bank plc	12/16/15	21,725
USD	28,112,908	CAD	37,208,811	Barclays Bank plc	12/16/15	(335,705)
USD	2,890,000	CAD	3,845,463	Westpac Group	12/16/15	(50,112)
USD	6,783,675	CHF	6,584,493	Barclays Bank plc	12/16/15	112,537
CLP	1,362,203,042	USD	2,011,374	UBS AG	12/16/15	(49,546)
USD	2,055,801	CLP	1,419,735,915	UBS AG	12/16/15	11,115
USD	1,628,256	CZK	39,426,591	Westpac Group	12/16/15	26,428

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,570,101	DKK	10,435,846	State Street Bank & Trust Co.	12/16/15	$29,585
EUR	10,000,000	USD	11,289,360	Barclays Bank plc	12/16/15	(285,346)
EUR	11,376	USD	12,756	Barclays Bank plc	12/16/15	(238)
EUR	940,000	USD	1,051,090	State Street Bank & Trust Co.	12/16/15	(16,713)
EUR	620,000	USD	702,171	State Street Bank & Trust Co.	12/16/15	(19,922)
USD	12,727	EUR	11,376	Deutsche Bank	12/16/15	209
USD	259,656,266	EUR	231,439,405	JPMorgan Chase Bank N.A.	12/16/15	4,980,019
USD	5,212,936	EUR	4,662,458	JPMorgan Chase Bank N.A.	12/16/15	82,360
USD	1,926,443	EUR	1,720,000	State Street Bank & Trust Co.	12/16/15	33,753
GBP	810,000	USD	1,233,099	JPMorgan Chase Bank N.A.	12/16/15	15,350
USD	60,167,798	GBP	39,167,026	UBS AG	12/16/15	(200,140)
HUF	644,534,819	USD	2,298,714	UBS AG	12/16/15	(19,316)
USD	2,387,249	HUF	670,658,096	Deutsche Bank	12/16/15	15,466
INR	446,386,000	USD	6,800,000	Westpac Group	12/16/15	(20,349)
INR	274,294,031	USD	4,118,529	Westpac Group	12/16/15	47,412
USD	4,135,208	INR	279,250,600	Westpac Group	12/16/15	(106,013)
JPY	91,932,533	USD	770,000	State Street Bank & Trust Co.	12/16/15	(7,649)
USD	2,420,000	JPY	293,715,400	Barclays Bank plc	12/16/15	(15,636)
USD	129,986,947	JPY	15,652,996,916	Deutsche Bank	12/16/15	184,433
USD	4,595,790	JPY	555,505,088	JPMorgan Chase Bank N.A.	12/16/15	(10,737)
USD	710,000	JPY	85,360,886	UBS AG	12/16/15	2,145
KRW	2,884,770,000	USD	2,410,000	Westpac Group	12/16/15	113,424
USD	4,982,609	KRW	5,908,975,143	UBS AG	12/16/15	(186,208)
MXN	14,825,887	USD	890,000	Barclays Bank plc	12/16/15	4,813
USD	3,235,177	MXN	54,907,603	JPMorgan Chase Bank N.A.	12/16/15	(78,759)
USD	2,750,000	MXN	46,189,983	UBS AG	12/16/15	(37,787)
USD	4,899,819	MYR	21,167,216	Westpac Group	12/16/15	(15,788)
USD	3,170,000	NOK	26,633,958	Barclays Bank plc	12/16/15	37,575
USD	1,829,035	NOK	15,045,169	Deutsche Bank	12/16/15	59,569
NZD	3,140,000	USD	2,011,672	Barclays Bank plc	12/16/15	107,860
USD	1,160,782	NZD	1,827,155	JPMorgan Chase Bank N.A.	12/16/15	(72,566)
PLN	10,538,994	USD	2,780,000	UBS AG	12/16/15	(56,188)
USD	2,777,612	PLN	10,763,983	Barclays Bank plc	12/16/15	(4,348)
USD	1,194,758	PLN	4,507,524	JPMorgan Chase Bank N.A.	12/16/15	29,785
USD	1,091,304	SEK	9,150,922	Deutsche Bank	12/16/15	19,112
USD	2,394,493	SEK	19,940,860	UBS AG	12/16/15	58,069
USD	1,360,425	SGD	1,934,043	JPMorgan Chase Bank N.A.	12/16/15	(18,120)
USD	2,970,000	SGD	4,267,736	State Street Bank & Trust Co.	12/16/15	(71,952)
THB	158,584,056	USD	4,501,648	UBS AG	12/16/15	(49,922)
THB	61,572,000	USD	1,680,000	Westpac Group	12/16/15	48,432
USD	2,026,315	THB	73,757,871	Westpac Group	12/16/15	(44,195)
USD	6,266,844	THB	228,019,111	Westpac Group	12/16/15	(134,044)
TRY	7,871,322	USD	2,681,833	State Street Bank & Trust Co.	12/16/15	(16,268)
USD	2,585,136	TRY	8,099,510	JPMorgan Chase Bank N.A.	12/16/15	(157,703)
USD	2,257,299	ZAR	31,698,647	State Street Bank & Trust Co.	12/17/15	(15,455)
						$3,787,455

FUTURES CONTRACTS
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
11	Korean Treasury 10-Year Bonds	December 2015	$1,215,350	$12,331

Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
98	U.S. Treasury 10-Year Notes	December 2015	$12,513,375	$(12,470)

SWAP AGREEMENTS

CENTRALLY CLEARED CREDIT DEFAULT
Reference Entity	Notional Amount	Buy/Sell* Protection	Interest Rate	Termination Date	Implied Credit Spread**	Unrealized Appreciation (Depreciation)	Value
CDX North America High Yield 24 Index	$10,494,000	Sell	5.00%	6/20/20	3.59%	$6,192	$663,913
CDX North America Investment Grade 24 Index	15,000,000	Sell	1.00%	6/20/20	0.75%	(64,594)	186,134
						$(58,402)	$850,047

CREDIT DEFAULT
Counterparty/ Reference Entity	Notional Amount	Buy/Sell* Protection	Interest Rate	Termination Date	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value***
Bank of America N.A./ Brazilian Government International Bond	$12,400,000	Sell	1.00%	9/20/20	$(993,901)	$(732,674)	$(1,726,575)

TOTAL RETURN
Counterparty	Notional Amount	Floating Rate Referenced Index	Pay/Receive Total Return of Referenced Index	Fixed Rate	Termination Date	Value
Bank of America N.A.	$10,000,000	U.S. CPI Urban Consumers NSA Index	Receive	1.79%	8/27/25	$(33,336)

*
The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

**
Implied credit spreads for centrally cleared credit default swap agreements are linked to the weighted average spread across the underlying reference entities included in a particular index. Implied credit spreads serve as an indication of the seller’s performance risk related to the likelihood of a credit event occurring as defined in the agreement. Implied credit spreads are used to determine the value of swap agreements and reflect the cost of buying/selling protection, which may include upfront payments made/received upon entering the agreement. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform under the contract terms. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk.

***
The quoted market prices and resulting value for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

NOTES TO SCHEDULE OF INVESTMENTS
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
CDX	-	Credit Derivatives Indexes
CHF	-	Swiss Franc
CLP	-	Chilean Peso
CPI	-	Consumer Price Index
CZK	-	Czech Koruna
DKK	-	Danish Krone
EUR	-	Euro
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GBP	-	British Pound
GNMA	-	Government National Mortgage Association
GO	-	General Obligation
HUF	-	Hungarian Forint
INR	-	Indian Rupee
JPY	-	Japanese Yen
KRW	-	South Korea Won
MTN	-	Medium Term Note
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
NOK	-	Norwegian Krone
NSA	-	Not Seasonally Adjusted
NZD	-	New Zealand Dollar
PLN	-	Polish Zloty
SEK	-	Swedish Krona
SEQ	-	Sequential Payer
SGD	-	Singapore Dollar
THB	-	Thai Baht
TRY	-	Turkish Lira
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
ZAR	-	South African Rand

†	Category is less than 0.05% of total net assets.

(1)
Restricted security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold without restriction to qualified institutional investors and have been deemed liquid under policies approved by the Board of Trustees. The aggregate value of these securities at the period end was $145,537,612, which represented 14.4% of total net assets.

(2)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(3)	Final maturity date indicated, unless otherwise noted.

(4)	Forward commitment. Settlement date is indicated.

(5)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $2,862,570.

See Notes to Financial Statements.

Statement of Assets and Liabilities

OCTOBER 31, 2015
Assets
Investment securities, at value (cost of $1,060,290,520)	$1,049,941,981
Cash	1,924
Foreign currency holdings, at value (cost of $8,143,242)	8,011,954
Foreign deposits with broker for futures contracts, at value (cost of $325,892)	314,310
Receivable for investments sold	1,465,350
Receivable for capital shares sold	2,377,429
Receivable for variation margin on swap agreements	7,933
Unrealized appreciation on forward foreign currency exchange contracts	6,146,735
Interest receivable	8,472,073
1,076,739,689

Liabilities
Payable for investments purchased	64,181,342
Payable for variation margin on futures contracts	14,180
Unrealized depreciation on forward foreign currency exchange contracts	2,359,280
Swap agreements, at value (including net premiums paid (received) of $(993,901))	1,759,911
Accrued management fees	574,556
Distribution and service fees payable	1,571
68,890,840

Net Assets	$1,007,848,849

Net Assets Consist of:
Capital paid in	$1,019,507,599
Distributions in excess of net investment income	(3,233,519)
Accumulated net realized loss	(864,218)
Net unrealized depreciation	(7,561,013)
$1,007,848,849

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$224,270,505	22,756,823	$9.86
Institutional Class	$720,699,551	73,017,012	$9.87
A Class	$5,506,128	560,234	$9.83*
C Class	$549,466	56,364	$9.75
R Class	$25,364	2,588	$9.80
R6 Class	$56,797,835	5,754,232	$9.87
*Maximum offering price $10.29 (net asset value divided by 0.955).

See Notes to Financial Statements.

Statement of Operations

FOR THE FOUR MONTHS ENDED OCTOBER 31, 2015 AND YEAR ENDED JUNE 30, 2015
	October 31, 2015(1)	June 30, 2015
Investment Income (Loss)
Income:
Interest	$6,633,756	$5,027,584

Expenses:
Management fees	2,694,247	2,389,594
Distribution and service fees:
A Class	3,426	13,461
C Class	1,808	16,377
R Class	42	7,412
Trustees' fees and expenses	21,482	8,890
Other expenses	1,906	1,133
	2,722,911	2,436,867
Fees waived	(305,055)	—
	2,417,856	2,436,867

Net investment income (loss)	4,215,900	2,590,717

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(219,222)	2,306,610
Futures contract transactions	(101,847)	205,757
Swap agreement transactions	170,632	(17,582)
Foreign currency transactions	4,640,512	(15,601,450)
	4,490,075	(13,106,665)

Change in net unrealized appreciation (depreciation) on:
Investments	5,376,713	(16,142,798)
Futures contracts	(149,130)	131,228
Swap agreements	(729,419)	(94,993)
Translation of assets and liabilities in foreign currencies	2,433,019	1,333,081
	6,931,183	(14,773,482)

Net realized and unrealized gain (loss)	11,421,258	(27,880,147)

Net Increase (Decrease) in Net Assets Resulting from Operations	$15,637,158	$(25,289,430)

(1)	The fund's fiscal year end was changed from June 30 to October 31, resulting in a four-month annual reporting period.

See Notes to Financial Statements.

Statement of Changes in Net Assets

FOUR MONTHS ENDED OCTOBER 31, 2015 AND YEARS ENDED JUNE 30, 2015 AND JUNE 30, 2014
Increase (Decrease) in Net Assets	October 31, 2015(1)	June 30, 2015	June 30, 2014
Operations
Net investment income (loss)	$4,215,900	$2,590,717	$457,150
Net realized gain (loss)	4,490,075	(13,106,665)	(369,761)
Change in net unrealized appreciation (depreciation)	6,931,183	(14,773,482)	1,154,958
Net increase (decrease) in net assets resulting from operations	15,637,158	(25,289,430)	1,242,347

Distributions to Shareholders
From net investment income:
Investor Class	—	(484,254)	(402,018)
Institutional Class	(509,911)	(373,932)	(332,588)
A Class	—	(252,933)	(269,093)
C Class	—	(66,657)	(96,479)
R Class	—	(76,334)	(104,769)
R6 Class	(51,879)	(1,216)	(1,078)
From net realized gains:
Investor Class	—	—	(37,587)
Institutional Class	—	—	(29,658)
A Class	—	—	(26,435)
C Class	—	—	(10,558)
R Class	—	—	(10,476)
R6 Class	—	—	(95)
Decrease in net assets from distributions	(561,790)	(1,255,326)	(1,320,834)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(13,067,513)	1,000,608,600	2,271,444

Net increase (decrease) in net assets	2,007,855	974,063,844	2,192,957

Net Assets
Beginning of period	1,005,840,994	31,777,150	29,584,193
End of period	$1,007,848,849	$1,005,840,994	$31,777,150

Distributions in excess of net investment income	$(3,233,519)	$(11,926,536)	$(350,861)

(1)	The fund's fiscal year end was changed from June 30 to October 31, resulting in a four-month annual reporting period.

See Notes to Financial Statements.

Notes to Financial Statements

OCTOBER 31, 2015

1. Organization

American Century International Bond Funds (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Global Bond Fund (the fund) is one fund in a series issued by the trust. The fund is nondiversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term total return.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, but may be paid less frequently. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 97% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The annual management fee is 0.95% for the Investor Class, A Class, C Class and R Class, 0.75% for the Institutional Class and 0.70% for the R6 Class. Effective August 1, 2015, the investment advisor voluntarily agreed to waive 0.12% of the fund's management fee. The investment advisor expects this waiver to continue until October 31, 2016 and cannot terminate it prior to such date without the approval of the Board of Trustees. The total amount of the waiver for each class for the four months ended October 31, 2015 was $67,453, $219,030, $1,336, $160, $7 and $17,069 for the Investor Class, Institutional Class, A Class, C Class, R Class and R6 Class, respectively. The effective annual management fee after waiver for each class for the four months ended October 31, 2015 was 0.86% for the Investor Class, A Class, C Class and R Class, 0.66% for the Institutional Class and 0.61% for the R6 Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the four months ended October 31, 2015 and the year ended June 30, 2015, are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the four months ended October 31, 2015 totaled $376,571,587, of which $259,279,543 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the four months ended October 31, 2015 totaled $370,605,623, of which $313,606,179 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Four months ended October 31, 2015(1)		Year ended June 30, 2015		Year ended June 30, 2014(2)
	Shares	Amount	Shares	Amount	Shares	Amount
Investor Class
Sold	472,337	$4,621,974	22,519,611	$224,687,713	122,195	$1,193,644
Issued in reinvestment of distributions	—	—	49,450	482,635	46,035	436,956
Redeemed	(334,927)	(3,274,915)	(1,027,404)	(10,234,647)	(51,395)	(501,760)
	137,410	1,347,059	21,541,657	214,935,701	116,835	1,128,840
Institutional Class
Sold	761,239	7,502,918	76,618,522	764,553,101	—	—
Issued in reinvestment of distributions	52,031	509,911	38,274	373,932	38,163	362,246
Redeemed	(2,742,017)	(26,942,929)	(2,524,464)	(25,164,854)	—	—
	(1,928,747)	(18,930,100)	74,132,332	739,762,179	38,163	362,246
A Class
Sold	337,790	3,303,647	370,055	3,654,518	35,254	339,771
Issued in reinvestment of distributions	—	—	25,659	250,177	31,111	295,287
Redeemed	(90,576)	(886,179)	(815,977)	(8,126,387)	(8,253)	(79,705)
	247,214	2,417,468	(420,263)	(4,221,692)	58,112	555,353
C Class
Sold	7,320	71,145	85,357	838,772	980	9,600
Issued in reinvestment of distributions	—	—	6,844	66,657	11,277	107,037
Redeemed	(16,211)	(157,087)	(315,937)	(3,133,594)	(3,367)	(33,047)
	(8,891)	(85,942)	(223,736)	(2,228,165)	8,890	83,590
R Class
Sold	25	251	—	—	—	—
Issued in reinvestment of distributions	—	—	7,829	76,334	12,141	115,242
Redeemed	—	—	(292,535)	(2,909,474)	—	—
	25	251	(284,706)	(2,833,140)	12,141	115,242
R6 Class
Sold	810,120	7,923,898	5,646,706	56,374,266	2,493	25,000
Issued in reinvestment of distributions	5,294	51,879	124	1,216	123	1,173
Redeemed	(591,448)	(5,792,026)	(119,180)	(1,181,765)	—	—
	223,966	2,183,751	5,527,650	55,193,717	2,616	26,173
Net increase (decrease)	(1,329,023)	$(13,067,513)	100,272,934	$1,000,608,600	236,757	$2,271,444

(1)	The fund's fiscal year end was changed from June 30 to October 31, resulting in a four-month annual reporting period.

(2)	July 26, 2013 (commencement of sale) through June 30, 2014 for the R6 Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Sovereign Governments and Agencies	—	$394,518,540	—
Corporate Bonds	—	290,371,708	—
U.S. Government Agency Mortgage-Backed Securities	—	117,352,353	—
U.S. Treasury Securities	—	61,488,631	—
Collateralized Mortgage Obligations	—	61,383,763	—
Commercial Mortgage-Backed Securities	—	50,710,003	—
Asset-Backed Securities	—	30,266,419	—
Municipal Securities	—	3,842,863	—
Temporary Cash Investments	—	40,007,701	—
	—	$1,049,941,981	—
Other Financial Instruments
Futures Contracts	—	$12,331	—
Swap Agreements	—	6,192	—
Forward Foreign Currency Exchange Contracts	—	6,146,735	—
	—	$6,165,258	—

Liabilities
Other Financial Instruments
Futures Contracts	$(12,470)	—	—
Swap Agreements	—	$(830,604)	—
Forward Foreign Currency Exchange Contracts	—	(2,359,280)	—
	$(12,470)	$(3,189,884)	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period ended October 31, 2015 was $37,894,000.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period ended October 31, 2015 was $627,365,832.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period ended October 31, 2015 was 241 contracts.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period ended October 31, 2015 was $10,000,000.

Value of Derivative Instruments as of October 31, 2015

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$7,933	Payable for variation margin on swap agreements*	—
Credit Risk	Swap agreements	—	Swap agreements	$1,726,575
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	6,146,735	Unrealized depreciation on forward foreign currency exchange contracts	2,359,280
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	14,180
Other Contracts	Swap agreements	—	Swap agreements	33,336
		$6,154,668		$4,133,371

*	Included in the unrealized appreciation (depreciation) on centrally cleared credit default swap agreements or futures contracts, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Four Months Ended October 31, 2015

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$170,632	Change in net unrealized appreciation (depreciation) on swap agreements	$(696,083)
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	4,599,820	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	2,707,535
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(101,847)	Change in net unrealized appreciation (depreciation) on futures contracts	(149,130)
Other Contracts	Net realized gain (loss) on swap agreement transactions	—	Change in net unrealized appreciation (depreciation) on swap agreements	(33,336)
		$4,668,605		$1,828,986

Effect of Derivative Instruments on the Statement of Operations for the Year Ended June 30, 2015

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(17,582)	Change in net unrealized appreciation (depreciation) on swap agreements	$(94,993)
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	(15,865,374)	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	1,234,688
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	205,757	Change in net unrealized appreciation (depreciation) on futures contracts	131,228
		$(15,677,199)		$1,270,923

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the four months ended October 31, 2015 and the years ended June 30, 2015 and June 30, 2014 were as follows:

	October 31, 2015(1)	June 30, 2015	June 30, 2014
Distributions Paid From
Ordinary income	$561,790	$1,255,326	$1,282,068
Long-term capital gains	—	—	$38,766

(1)	The fund's fiscal year end was changed from June 30 to October 31, resulting in a four-month annual reporting period.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,060,403,279
Gross tax appreciation of investments	$5,829,296
Gross tax depreciation of investments	(16,290,594)
Net tax appreciation (depreciation) of investments	(10,461,298)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(1,364,010)
Net tax appreciation (depreciation)	$(11,825,308)
Other book-to-tax adjustments	$(1,968,383)
Undistributed ordinary income	$2,951,309
Accumulated short-term losses	$(198,397)
Accumulated long-term losses	$(617,971)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015(3)	$9.71	0.04	0.11	0.15	—	—	—	$9.86	1.54%	0.87%(4)	0.96%(4)	1.08%(4)	0.99%(4)	37%	$224,271
2015	$9.93	0.08	0.14(5)	0.22	(0.44)	—	(0.44)	$9.71	2.18%	0.95%	0.95%	0.73%	0.73%	114%	$219,606
2014	$9.98	0.16	0.25	0.41	(0.42)	(0.04)	(0.46)	$9.93	4.25%	0.96%	0.96%	1.64%	1.64%	71%	$10,704
2013	$10.19	0.13	0.01	0.14	(0.34)	(0.01)	(0.35)	$9.98	1.34%	0.96%	0.96%	1.31%	1.31%	68%	$9,590
2012(6)	$10.00	0.06	0.13	0.19	—	—	—	$10.19	1.90%	0.96%(4)	0.96%(4)	1.44%(4)	1.44%(4)	29%	$8,514
Institutional Class
2015(3)	$9.72	0.04	0.12	0.16	(0.01)	—	(0.01)	$9.87	1.61%	0.67%(4)	0.76%(4)	1.28%(4)	1.19%(4)	37%	$720,700
2015	$9.95	0.09	0.14(5)	0.23	(0.46)	—	(0.46)	$9.72	2.28%	0.75%	0.75%	0.93%	0.93%	114%	$728,768
2014	$9.99	0.18	0.25	0.43	(0.43)	(0.04)	(0.47)	$9.95	4.50%	0.76%	0.76%	1.84%	1.84%	71%	$8,091
2013	$10.20	0.15	0.01	0.16	(0.36)	(0.01)	(0.37)	$9.99	1.53%	0.76%	0.76%	1.51%	1.51%	68%	$7,745
2012(6)	$10.00	0.07	0.13	0.20	—	—	—	$10.20	2.00%	0.76%(4)	0.76%(4)	1.64%(4)	1.64%(4)	29%	$7,627
A Class
2015(3)	$9.69	0.03	0.11	0.14	—	—	—	$9.83	1.44%	1.12%(4)	1.21%(4)	0.83%(4)	0.74%(4)	37%	$5,506
2015	$9.91	0.13	0.06(5)	0.19	(0.41)	—	(0.41)	$9.69	1.93%	1.20%	1.20%	0.48%	0.48%	114%	$3,033
2014	$9.97	0.14	0.24	0.38	(0.40)	(0.04)	(0.44)	$9.91	3.97%	1.21%	1.21%	1.39%	1.39%	71%	$7,268
2013	$10.18	0.11	—(7)	0.11	(0.31)	(0.01)	(0.32)	$9.97	1.11%	1.21%	1.21%	1.06%	1.06%	68%	$6,729
2012(6)	$10.00	0.05	0.13	0.18	—	—	—	$10.18	1.80%	1.21%(4)	1.21%(4)	1.19%(4)	1.19%(4)	29%	$6,563

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2015(3)	$9.64	—(7)	0.11	0.11	—	—	—	$9.75	1.14%	1.87%(4)	1.96%(4)	0.08%(4)	(0.01)%(4)	37%	$549
2015	$9.85	0.07	0.06(5)	0.13	(0.34)	—	(0.34)	$9.64	1.26%	1.95%	1.95%	(0.27)%	(0.27)%	114%	$629
2014	$9.93	0.06	0.25	0.31	(0.35)	(0.04)	(0.39)	$9.85	3.21%	1.96%	1.96%	0.64%	0.64%	71%	$2,847
2013	$10.15	0.03	—(7)	0.03	(0.24)	(0.01)	(0.25)	$9.93	0.32%	1.96%	1.96%	0.31%	0.31%	68%	$2,781
2012(6)	$10.00	0.02	0.13	0.15	—	—	—	$10.15	1.50%	1.96%(4)	1.97%(4)	0.44%(4)	0.44%(4)	29%	$2,710
R Class
2015(3)	$9.67	0.02	0.11	0.13	—	—	—	$9.80	1.34%	1.37%(4)	1.46%(4)	0.58%(4)	0.49%(4)	37%	$25
2015	$9.89	0.12	0.05(5)	0.17	(0.39)	—	(0.39)	$9.67	1.67%	1.45%	1.45%	0.23%	0.23%	114%	$25
2014	$9.95	0.11	0.25	0.36	(0.38)	(0.04)	(0.42)	$9.89	3.78%	1.46%	1.46%	1.14%	1.14%	71%	$2,841
2013	$10.17	0.08	—(7)	0.08	(0.29)	(0.01)	(0.30)	$9.95	0.78%	1.46%	1.46%	0.81%	0.81%	68%	$2,739
2012(6)	$10.00	0.04	0.13	0.17	—	—	—	$10.17	1.70%	1.46%(4)	1.46%(4)	0.94%(4)	0.94%(4)	29%	$2,716
R6 Class
2015(3)	$9.72	0.04	0.12	0.16	(0.01)	—	(0.01)	$9.87	1.64%	0.62%(4)	0.71%(4)	1.33%(4)	1.24%(4)	37%	$56,798
2015	$9.95	0.09	0.14(5)	0.23	(0.46)	—	(0.46)	$9.72	2.34%	0.70%	0.70%	0.98%	0.98%	114%	$53,780
2014(8)	$10.03	0.17	0.22	0.39	(0.43)	(0.04)	(0.47)	$9.95	4.12%	0.71%(4)	0.71%(4)	1.91%(4)	1.91%(4)	71%(9)	$26

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	July 1, 2015 through October 31, 2015. The fund's fiscal year end was changed from June 30 to October 31, resulting in a four-month annual reporting period.

(4)	Annualized.

(5)
Per-share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.

(6)	January 31, 2012 (fund inception) through June 30, 2012.

(7)	Per-share amount was less than $0.005.

(8)	July 26, 2013 (commencement of sale) through June 30, 2014.

(9)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2014.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the American Century International Bond Funds and Shareholders of the Global Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Global Bond Fund (one of the three funds comprising the American Century International Bond Funds, hereafter referred to as the “Fund”) at October 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
December 17, 2015

Management

Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century International Bond Funds

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-87650 1512

ANNUAL REPORT	OCTOBER 31, 2015

International Bond Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the four months ended October 31, 2015. (We changed the fund's fiscal year end from June 30 to October 31, resulting in a four-month annual reporting period this year.) The report provides investment performance and portfolio information for the period, plus longer-term historical performance data.

Annual reports remain useful vehicles for conveying information about fund performance, including market and economic factors that affected returns during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Concerns About China, Global Growth, and Central Bank Policies Triggered Market Volatility

Widespread concerns about global growth sparked sharp financial market volatility during the reporting period, which covered July through October of 2015. China was the key catalyst; third-quarter challenges and events in China included slowing economic growth, a stock market crash, plunging commodity prices, a sudden currency devaluation, and massive monetary policy intervention by China’s central bank. These events rippled through the global markets in July, August, and September, contributing to the decision by the U.S. Federal Reserve (the Fed) in September to delay raising its short-term interest rate target for fear of further roiling the markets.

The Fed’s delay, along with indications of further monetary policy easing by other major central banks, helped stabilize conditions in October. Some of the higher-risk markets and sectors that had sold off strongly in the third quarter rebounded in October, reducing or erasing their losses. Notable exceptions that remained well below where they began the period were commodity prices (including oil) and emerging markets (EM) stocks. After stabilizing the markets by not raising interest rates, the Fed indicated in October that it could still raise rates by year end. This spurred demand for the U.S. dollar, which could trigger further volatility in commodities and EM assets.

We expect China’s economy, global growth concerns, and central bank policies to continue to be the focus of the financial markets in coming months, accompanied by further volatility. This could present both challenges and opportunities for active investment managers. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2015
				Average Annual Returns
	Ticker Symbol	4 months(1)	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BEGBX	0.40%	-7.07%	-1.87%	2.18%	4.69%	1/7/92
Barclays Global Aggregate Bond Index ex-USD (Unhedged)	—	0.96%	-6.74%	-1.15%	3.21%	4.97%(2)	—
Institutional Class	AIDIX	0.40%	-6.94%	-1.67%	2.38%	2.69%	8/2/04
A Class(3)	AIBDX						10/27/98
No sales charge*		0.24%	-7.39%	-2.12%	1.90%	2.92%
With sales charge*		-4.27%	-11.59%	-3.02%	1.43%	2.65%
C Class	AIQCX						9/28/07
No sales charge*		0.00%	-8.02%	-2.84%	—	-0.07%
With sales charge*		-1.00%	-8.02%	-2.84%	—	-0.07%
R Class	AIBRX	0.16%	-7.61%	-2.36%	—	0.43%	9/28/07
R6 Class	AIDDX	0.49%	-6.86%	—	—	-3.20%	7/26/13
* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized. The fund’s fiscal year end was changed from June 30 to October 31, resulting in a four-month reporting period.

(2)	Since December 31, 1991, the date nearest the Investor Class’s inception for which data are available.

(3)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2005
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2015
Investor Class — $12,407

Barclays Global Aggregate Bond Index ex-USD (Unhedged) — $13,720

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
0.80%	0.60%	1.05%	1.80%	1.30%	0.55%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: John Lovito, Simon Chester, Edward Boyle, Margé Karner, and Brian Howell

Performance Summary

International Bond returned 0.40%* for the period from June 30, 2015, through October 31, 2015. By comparison, the fund’s benchmark, the Barclays Global Aggregate Bond Index ex-USD (Unhedged), returned 0.96% over the same time period. (Portfolio returns reflect operating expenses, while index returns do not.)

Market Review

Non-U.S. bonds posted positive returns as yields declined broadly around the globe during the four-month reporting period. Although economic growth in the U.S. remained solid, growth in Europe was mild, while decelerating growth in China had a ripple effect on other emerging markets and led to a surprise devaluation of the Chinese yuan. Concerns about slowing global growth, combined with a lack of domestic inflation, led the U.S. Federal Reserve (the Fed) to hold off raising short-term interest rates and cast doubts about whether a Fed interest rate hike would happen before year-end. Yields fell the most in the U.S. and peripheral European markets such as Italy and Spain, while yield declines were more modest in the U.K., core Europe, and Asia.

European bond markets were the best performers, led by strong returns from peripheral markets. Bond market returns in the Asia/Pacific region were muted but still positive, while emerging markets bonds declined modestly. The uncertain economic environment led to a bout of risk aversion and a flight to quality, helping government bonds outperform non-government securities.

The U.S. dollar was mixed but mostly stronger against major foreign currencies, reducing non-U.S. bond market returns for U.S investors. Although the U.S. dollar declined by 1% against the Japanese yen, it rallied by 1% against the euro, 2% against the British pound, 5% against the Canadian dollar, and 8% against the Australian dollar.

Sector Allocation Detracted

The fund’s sector positioning was the key factor behind its underperformance compared with the benchmark. An overweight position in non-government bonds, which comprised approximately 20% of the portfolio, detracted from performance as government bonds outperformed. The bulk of the fund’s non-government bonds were lower-rated securities issued by European financial companies. We believe that the higher yields on these securities will be favorable for performance over the long term. The remaining non-government holdings include small positions in supranational bonds and U.S. high-yield corporate bonds.

Currency Positioning and Country Weightings Added Value

The fund’s currency positioning aided performance during the reporting period as the fund maintained an overweight position in the U.S. dollar, particularly relative to Asian currencies that were hurt by the economic weakness in China. Underweight positions in commodity-related currencies, such as the Canadian and Australian dollars, also added value.

* All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

The fund’s country weightings also contributed positively to relative results. An overweight position in peripheral Europe, especially in Spain, provided a boost to fund performance as bond yields fell and bond prices rose the most in these countries. We increased the fund’s position in peripheral European bonds during the reporting period. In addition, we initiated a small position (via credit default swaps) in Brazil, though this position detracted modestly from performance.

Positioning for the Future

We expect volatility in the fixed-income and currency markets to remain elevated over the near term. From an economic perspective, the U.S. should continue to be the leader among developed economies thanks to strong employment and consumer trends, eventually leading the Fed to begin normalizing interest rates. Growth in Europe and Japan should remain positive but muted, raising the possibility of increased economic stimulus measures from their central banks. China and other emerging economies are likely to be weaker than they have been in the recent past, though how much weaker is uncertain.

The fund continues to hold overweight positions in credit-related bonds—particularly European financial securities—and peripheral European markets such as Italy and Spain. Given the continued divergence in economic growth and interest rate policy between the U.S. and other regions of the globe, the fund remains overweight the U.S. dollar. The portfolio has limited exposure to emerging markets as they are likely to remain under pressure going forward.

6

Fund Characteristics

OCTOBER 31, 2015
Portfolio at a Glance
Average Duration (effective)	7.3 years
Weighted Average Life	9.0 years

Bond Holdings by Country	% of net assets
Japan	24.7%
United Kingdom	8.8%
France(1)	8.2%
Germany(1)	6.3%
Spain(1)	6.0%
Italy(1)	5.6%
Canada	5.2%
United States	4.2%
Supranational	3.9%
Netherlands(1)	2.9%
Other Countries	16.0%
Cash and Equivalents(2)	8.2%
(1) These countries are members of the eurozone.
(2) Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio	% of net assets
Sovereign Governments and Agencies	69.3%
Corporate Bonds	22.5%
Temporary Cash Investments	6.2%
Other Assets and Liabilities	2.0%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2015 to October 31, 2015 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value	Ending Account Value 10/31/15	Expenses Paid During Period(1) 5/1/15 - 10/31/15	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,004.00(2)	$4.09(3)	0.81%
Institutional Class	$1,000	$1,004.00(2)	$3.08(3)	0.61%
A Class	$1,000	$1,002.40(2)	$5.35(3)	1.06%
C Class	$1,000	$1,000.00(2)	$9.12(3)	1.81%
R Class	$1,000	$1,001.60(2)	$6.61(3)	1.31%
R6 Class	$1,000	$1,004.90(2)	$2.83(3)	0.56%
Hypothetical(4)
Investor Class	$1,000	$1,021.12	$4.13	0.81%
Institutional Class	$1,000	$1,022.13	$3.11	0.61%
A Class	$1,000	$1,019.86	$5.40	1.06%
C Class	$1,000	$1,016.08	$9.20	1.81%
R Class	$1,000	$1,018.60	$6.67	1.31%
R6 Class	$1,000	$1,022.38	$2.85	0.56%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)
The fund’s fiscal year end was changed from June 30 to October 31, resulting in a four-month annual reporting period. Ending account value based on actual return for the four months ended October 31, 2015.

(3)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 123, the number of days in the period from July 1, 2015 through October 31, 2015, divided by 365 to reflect the period. Had the full six-month period been presented, the expenses paid during the period would have been higher.

(4)	Hypothetical ending account value and expenses paid are calculated for the period May 1, 2015 to October 31, 2015 using the class's annualized expense ratio listed in the table above.

9

Schedule of Investments

OCTOBER 31, 2015

		Principal Amount	Value
SOVEREIGN GOVERNMENTS AND AGENCIES — 69.3%
Australia — 2.4%
Australia Government Bond, 2.75%, 4/21/24	AUD	16,860,000	$12,217,455
New South Wales Treasury Corp., 5.50%, 3/1/17	AUD	10,650,000	7,955,892
			20,173,347
Austria — 1.4%
Austria Government Bond, 4.35%, 3/15/19(1)	EUR	4,740,000	6,009,793
Austria Government Bond, 3.40%, 11/22/22(1)	EUR	2,525,000	3,373,261
Austria Government Bond, 4.15%, 3/15/37(1)	EUR	1,485,000	2,458,690
			11,841,744
Belgium — 2.2%
Belgium Government Bond, 4.00%, 3/28/18(1)	EUR	7,655,000	9,282,299
Belgium Government Bond, 2.25%, 6/22/23	EUR	4,585,000	5,722,819
Belgium Government Bond, 4.25%, 3/28/41(1)	EUR	2,115,000	3,588,391
			18,593,509
Canada — 4.8%
Canadian Government Bond, 1.50%, 3/1/17	CAD	10,560,000	8,180,689
Canadian Government Bond, 4.00%, 6/1/41	CAD	6,555,000	6,635,709
Province of British Columbia, 3.25%, 12/18/21	CAD	6,970,000	5,796,624
Province of British Columbia Canada, 2.85%, 6/18/25	CAD	4,680,000	3,721,693
Province of Ontario Canada, 4.40%, 6/2/19	CAD	11,115,000	9,450,085
Province of Ontario Canada, 4.65%, 6/2/41	CAD	3,170,000	2,950,205
Province of Quebec Canada, 3.00%, 9/1/23	CAD	4,100,000	3,311,521
Province of Quebec Canada, 5.00%, 12/1/41	CAD	800,000	777,193
			40,823,719
Czech — 0.4%
Czech Republic Government Bond, 4.70%, 9/12/22	CZK	59,900,000	3,173,841
Denmark — 0.4%
Denmark Government Bond, 7.00%, 11/10/24	DKK	8,270,000	1,902,613
Denmark Government Bond, 4.50%, 11/15/39	DKK	5,100,000	1,248,766
			3,151,379
Finland — 0.3%
Finland Government Bond, 4.00%, 7/4/25(1)	EUR	1,960,000	2,815,608
France — 6.1%
France Government Bond OAT, 3.25%, 10/25/21	EUR	20,705,000	26,904,914
France Government Bond OAT, 1.75%, 11/25/24	EUR	14,190,000	17,069,366
France Government Bond OAT, 3.25%, 5/25/45	EUR	5,390,000	7,958,837
			51,933,117
Germany — 3.9%
Bundesrepublik Deutschland, 3.00%, 7/4/20	EUR	9,100,000	11,474,340
Bundesrepublik Deutschland, 1.75%, 2/15/24	EUR	5,300,000	6,525,617
Bundesrepublik Deutschland, 0.50%, 2/15/25	EUR	8,200,000	9,058,401

10

		Principal Amount	Value
Bundesrepublik Deutschland, 2.50%, 7/4/44	EUR	4,085,000	$5,903,726
			32,962,084
Ireland — 0.5%
Ireland Government Bond, 5.90%, 10/18/19	EUR	1,410,000	1,906,122
Ireland Government Bond, 3.40%, 3/18/24	EUR	1,620,000	2,132,113
			4,038,235
Italy — 4.5%
Italy Buoni Poliennali Del Tesoro, 3.50%, 11/1/17	EUR	11,020,000	12,950,762
Italy Buoni Poliennali Del Tesoro, 1.50%, 8/1/19	EUR	15,775,000	18,102,204
Italy Buoni Poliennali Del Tesoro, 4.75%, 9/1/44(1)	EUR	4,650,000	7,419,619
			38,472,585
Japan — 24.7%
Japan Government Five Year Bond, 0.30%, 9/20/18	JPY	7,000,000,000	58,492,834
Japan Government Ten Year Bond, 1.00%, 12/20/21	JPY	6,483,400,000	56,817,107
Japan Government Thirty Year Bond, 2.40%, 3/20/37	JPY	2,504,650,000	25,734,468
Japan Government Thirty Year Bond, 2.00%, 9/20/41	JPY	2,638,600,000	25,370,516
Japan Government Twenty Year Bond, 2.10%, 12/20/26	JPY	4,496,850,000	44,199,978
			210,614,903
Malaysia — 0.3%
Malaysia Government Bond, 3.96%, 9/15/25	MYR	11,300,000	2,593,830
Mexico — 0.7%
Mexican Bonos, 6.50%, 6/9/22	MXN	93,500,000	5,907,410
Netherlands — 0.8%
Netherlands Government Bond, 2.25%, 7/15/22(1)	EUR	3,260,000	4,071,553
Netherlands Government Bond, 3.75%, 1/15/42(1)	EUR	1,725,000	2,941,511
			7,013,064
New Zealand — 0.3%
New Zealand Government Bond, 5.00%, 3/15/19	NZD	3,260,000	2,376,041
Norway — 0.6%
Norway Government Bond, 4.25%, 5/19/17(1)	NOK	24,590,000	3,054,494
Norway Government Bond, 3.75%, 5/25/21(1)	NOK	15,080,000	2,028,167
			5,082,661
Poland — 0.2%
Poland Government Bond, 4.00%, 10/25/23	PLN	7,730,000	2,207,844
Singapore — 0.9%
Singapore Government Bond, 2.375%, 4/1/17	SGD	6,150,000	4,460,014
Singapore Government Bond, 3.125%, 9/1/22	SGD	4,220,000	3,194,579
			7,654,593
South Africa — 0.5%
South Africa Government Bond, 7.75%, 2/28/23	ZAR	65,736,000	4,663,134
Spain — 5.8%
Spain Government Bond, 5.50%, 7/30/17(1)	EUR	3,400,000	4,094,377
Spain Government Bond, 4.30%, 10/31/19(1)	EUR	11,260,000	14,267,586
Spain Government Bond, 4.40%, 10/31/23(1)	EUR	7,920,000	10,672,469
Spain Government Bond, 1.60%, 4/30/25(1)	EUR	15,250,000	16,755,170
Spain Government Bond, 5.15%, 10/31/44(1)	EUR	2,560,000	4,122,224
			49,911,826

11

		Principal Amount	Value
Sweden — 0.9%
Sweden Government Bond, 4.25%, 3/12/19	SEK	28,800,000	$3,888,924
Sweden Government Bond, 3.50%, 6/1/22	SEK	25,100,000	3,562,574
			7,451,498
Switzerland — 0.9%
Switzerland Government Bond, 2.00%, 4/28/21	CHF	4,050,000	4,727,982
Switzerland Government Bond, 2.50%, 3/8/36	CHF	2,265,000	3,281,266
			8,009,248
Thailand — 0.3%
Thailand Government Bond, 3.85%, 12/12/25	THB	90,200,000	2,805,216
United Kingdom — 5.5%
United Kingdom Gilt, 5.00%, 3/7/25	GBP	6,300,000	12,384,104
United Kingdom Gilt, 4.25%, 3/7/36	GBP	7,575,000	14,917,232
United Kingdom Gilt, 4.50%, 12/7/42	GBP	3,890,000	8,231,042
United Kingdom Gilt, 4.25%, 12/7/55	GBP	5,335,000	11,841,021
			47,373,399
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $640,767,151)			591,643,835
CORPORATE BONDS — 22.5%
Canada — 0.4%
1011778 BC ULC / New Red Finance, Inc., 4.625%, 1/15/22(1)		$650,000	661,375
Total Capital Canada Ltd., MTN, 2.125%, 9/18/29	EUR	1,500,000	1,694,889
Valeant Pharmaceuticals International, Inc., 6.75%, 8/15/18(1)		$1,360,000	1,305,600
			3,661,864
France — 2.1%
AXA SA, 7.125%, 12/15/20	GBP	2,000,000	3,574,152
BNP Paribas SA, MTN, 2.375%, 2/17/25	EUR	2,900,000	3,106,264
BPCE SA, 4.625%, 7/18/23	EUR	2,000,000	2,508,331
CNP Assurances, VRN, 4.00%, 11/18/24	EUR	2,000,000	2,126,149
Credit Agricole SA, MTN, 7.375%, 12/18/23	GBP	1,500,000	2,856,981
Engie SA, VRN, 4.75%, 7/10/21	EUR	1,700,000	2,003,550
Orange SA, MTN, VRN, 4.00%, 10/1/21	EUR	1,760,000	1,988,253
			18,163,680
Germany — 2.4%
Allianz SE, MTN, VRN, 4.75%, 10/24/23	EUR	2,200,000	2,637,529
Commerzbank AG, MTN, 7.75%, 3/16/21	EUR	2,500,000	3,336,189
Deutsche Bank AG, MTN, 2.75%, 2/17/25	EUR	2,874,000	3,040,558
KFW, 3.875%, 1/21/19	EUR	2,890,000	3,592,245
KFW, MTN, 4.625%, 1/4/23	EUR	3,340,000	4,801,628
RWE AG, VRN, 7.00%, 3/20/19	GBP	2,000,000	3,098,995
			20,507,144
Ireland — 0.8%
Aquarius & Investments plc for Zurich Insurance Co. Ltd., MTN, VRN, 4.25%, 10/2/23	EUR	1,200,000	1,449,995
GE Capital European Funding, MTN, 5.375%, 1/23/20	EUR	3,960,000	5,207,609
			6,657,604

12

		Principal Amount	Value
Italy — 1.1%
Assicurazioni Generali SpA, MTN, 4.125%, 5/4/26	EUR	2,000,000	$2,325,773
Intesa Sanpaolo SpA, MTN, 6.625%, 9/13/23	EUR	2,000,000	2,686,321
Telecom Italia SpA, MTN, 5.875%, 5/19/23	GBP	1,350,000	2,240,466
Terna Rete Elettrica Nazionale SpA, MTN, 2.875%, 2/16/18	EUR	1,940,000	2,256,374
			9,508,934
Luxembourg — 1.7%
European Financial Stability Facility, MTN, 1.875%, 5/23/23	EUR	5,190,000	6,349,432
European Financial Stability Facility, MTN, 2.125%, 2/19/24	EUR	3,260,000	4,064,367
European Financial Stability Facility, MTN, 2.35%, 7/29/44	EUR	1,830,000	2,361,012
Glencore Finance Europe SA, MTN, 1.625%, 1/18/22	EUR	1,760,000	1,455,162
			14,229,973
Netherlands — 2.1%
ABN AMRO Bank NV, MTN, 7.125%, 7/6/22	EUR	1,500,000	2,080,414
Allianz Finance II BV, MTN, 4.75%, 7/22/19	EUR	2,600,000	3,314,736
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, MTN, 4.375%, 6/7/21	EUR	4,000,000	5,232,120
ING Bank NV, MTN, VRN, 3.625%, 2/25/21	EUR	2,000,000	2,333,113
NXP BV / NXP Funding LLC, 4.125%, 6/15/20(1)		$500,000	511,250
Shell International Finance BV, MTN, 1.625%, 1/20/27	EUR	1,580,000	1,716,314
Telefonica Europe BV, VRN, 6.50%, 9/18/18	EUR	700,000	815,380
Telefonica Europe BV, VRN, 5.875%, 3/31/24	EUR	1,500,000	1,695,642
			17,698,969
Spain — 0.2%
Santander Issuances SAU, MTN, 2.50%, 3/18/25	EUR	1,700,000	1,782,943
Supranational — 3.9%
Asian Development Bank, MTN, 2.35%, 6/21/27	JPY	830,000,000	8,460,548
European Investment Bank, MTN, 3.625%, 1/15/21	EUR	5,100,000	6,643,775
European Investment Bank, MTN, 4.25%, 12/7/21	GBP	4,950,000	8,692,293
International Bank for Reconstruction & Development, MTN, 3.875%, 5/20/19	EUR	7,480,000	9,391,188
			33,187,804
Switzerland — 0.3%
Credit Suisse AG, VRN, 5.75%, 9/18/20	EUR	2,000,000	2,441,308
United Kingdom — 3.3%
Abbey National Treasury Services plc, MTN, 5.125%, 4/14/21 (Secured)	GBP	1,940,000	3,427,361
Barclays Bank plc, MTN, 6.625%, 3/30/22	EUR	1,250,000	1,739,344
Co-Operative Bank plc, 4.75%, 11/11/21 (Secured)	GBP	2,640,000	4,493,405
HSBC Bank plc, MTN, 6.50%, 7/7/23	GBP	2,000,000	3,571,983
Lloyds Bank plc, MTN, 7.625%, 4/22/25	GBP	1,500,000	2,917,847
Nationwide Building Society, MTN, 6.75%, 7/22/20	EUR	2,000,000	2,714,784
Royal Bank of Scotland Group plc, MTN, VRN, 3.625%, 3/25/19	EUR	1,500,000	1,700,048
SSE plc, VRN, 2.375%, 4/1/21	EUR	2,200,000	2,322,528
Standard Chartered plc, MTN, 3.625%, 11/23/22	EUR	2,000,000	2,281,530
Tesco Corporate Treasury Services plc, MTN, 2.50%, 7/1/24	EUR	1,940,000	1,944,506

13

		Principal Amount	Value
Virgin Media Secured Finance plc, 5.25%, 1/15/26(1)		$1,360,000	$1,363,400
			28,476,736
United States — 4.2%
AES Corp. (The), 4.875%, 5/15/23		940,000	876,550
Ally Financial, Inc., 2.75%, 1/30/17		1,360,000	1,370,200
Ashland, Inc., 4.75%, 8/15/22		900,000	903,870
AT&T, Inc., 3.375%, 3/15/34	EUR	1,000,000	1,167,907
Ball Corp., 4.00%, 11/15/23		$940,000	921,200
Calpine Corp., 5.875%, 1/15/24(1)		940,000	987,000
Calpine Corp., 5.75%, 1/15/25		940,000	894,175
CCO Holdings LLC / CCO Holdings Capital Corp., 5.25%, 9/30/22		940,000	954,482
Chesapeake Energy Corp., 4.875%, 4/15/22		690,000	431,250
CIT Group, Inc., 5.00%, 8/15/22		1,360,000	1,436,500
Constellation Brands, Inc., 3.875%, 11/15/19		1,360,000	1,417,800
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23		1,360,000	1,370,200
DaVita HealthCare Partners, Inc., 5.125%, 7/15/24		1,360,000	1,385,500
Frontier Communications Corp., 11.00%, 9/15/25(1)		500,000	525,310
General Motors Co., 5.00%, 4/1/35		1,360,000	1,334,126
General Motors Financial Co., Inc., 3.25%, 5/15/18		1,360,000	1,377,385
HCA, Inc., 3.75%, 3/15/19		1,410,000	1,437,918
International Lease Finance Corp., 6.25%, 5/15/19		1,360,000	1,482,400
Lennar Corp., 4.50%, 6/15/19		950,000	990,375
MarkWest Energy Partners LP / MarkWest Energy Finance Corp., 4.875%, 12/1/24		1,360,000	1,292,000
Newfield Exploration Co., 5.75%, 1/30/22		1,360,000	1,387,200
Spectrum Brands, Inc., 5.75%, 7/15/25(1)		500,000	535,625
Sprint Communications, Inc., 9.00%, 11/15/18(1)		940,000	1,035,758
Steel Dynamics, Inc., 6.125%, 8/15/19		1,360,000	1,414,400
Tenet Healthcare Corp., 4.375%, 10/1/21		400,000	401,000
Tenneco, Inc., 6.875%, 12/15/20		940,000	976,425
Tesoro Logistics LP / Tesoro Logistics Finance Corp., 5.50%, 10/15/19(1)		1,360,000	1,414,400
United Rentals North America, Inc., 4.625%, 7/15/23		1,360,000	1,371,043
Universal Health Services, Inc., 4.75%, 8/1/22(1)		940,000	962,325
Wells Fargo & Co., MTN, 2.25%, 9/3/20	EUR	1,800,000	2,114,066
ZF North America Capital, Inc., 4.00%, 4/29/20(1)		$1,360,000	1,378,700
			35,547,090
TOTAL CORPORATE BONDS (Cost $203,681,905)			191,864,049
TEMPORARY CASH INVESTMENTS — 6.2%
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 1.50%, 5/31/19, valued at $18,944,292), in a joint trading account at 0.01%, dated 10/30/15, due 11/2/15 (Delivery value $18,575,736)			18,575,721
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 6.25%, 8/15/23, valued at $31,587,913), at 0.00%, dated 10/30/15, due 11/2/15 (Delivery value $30,967,000)			30,967,000

14

	Principal Amount/Shares	Value
SSgA U.S. Government Money Market Fund, Class N	2,573	$2,573
U.S. Treasury Bills, 0.00%, 1/7/16(2)(3)	$1,000,000	999,885
U.S. Treasury Bills, 0.07%, 11/12/15(2)(3)	2,700,000	2,699,992
TOTAL TEMPORARY CASH INVESTMENTS (Cost $53,245,234)		53,245,171
TOTAL INVESTMENT SECURITIES — 98.0% (Cost $897,694,290)		836,753,055
OTHER ASSETS AND LIABILITIES — 2.0%		17,137,810
TOTAL NET ASSETS — 100.0%		$853,890,865

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	3,900,000	USD	2,733,666	Barclays Bank plc	12/16/15	$41,366
AUD	3,700,238	USD	2,562,711	Westpac Group	12/16/15	70,181
USD	749,743	AUD	1,057,554	Barclays Bank plc	12/16/15	(2,756)
USD	2,572,051	AUD	3,682,017	JPMorgan Chase Bank N.A.	12/16/15	(47,876)
CAD	2,769,963	USD	2,100,000	Barclays Bank plc	12/16/15	17,821
USD	3,287,881	CAD	4,351,672	Barclays Bank plc	12/16/15	(39,262)
USD	700,000	CAD	927,745	State Street Bank & Trust Co.	12/16/15	(9,323)
USD	2,700,000	CAD	3,592,647	Westpac Group	12/16/15	(46,818)
CHF	6,596,354	USD	6,795,895	Barclays Bank plc	12/16/15	(112,739)
CLP	1,241,032,858	USD	1,832,459	UBS AG	12/16/15	(45,139)
USD	1,630,137	CLP	1,125,772,723	UBS AG	12/16/15	8,813
CZK	2,815,300	USD	116,457	Deutsche Bank	12/16/15	(2,076)
USD	1,902,712	CZK	46,072,268	Westpac Group	12/16/15	30,883
DKK	11,328,260	USD	1,704,368	State Street Bank & Trust Co.	12/16/15	(32,115)
EUR	11,000,000	USD	12,418,296	Barclays Bank plc	12/16/15	(313,881)
EUR	16,669,873	USD	18,649,520	Deutsche Bank	12/16/15	(305,969)
EUR	9,422,715	USD	10,602,203	Deutsche Bank	12/16/15	(233,434)
EUR	750,000	USD	840,019	State Street Bank & Trust Co.	12/16/15	(14,718)
EUR	1,050,000	USD	1,174,090	State Street Bank & Trust Co.	12/16/15	(18,669)
USD	1,930,125	EUR	1,721,511	JPMorgan Chase Bank N.A.	12/16/15	35,772
USD	2,072,660	EUR	1,850,000	JPMorgan Chase Bank N.A.	12/16/15	36,918
USD	3,850,616	EUR	3,400,000	State Street Bank & Trust Co.	12/16/15	109,251
USD	953,099	EUR	850,000	UBS AG	12/16/15	17,758
GBP	7,077,454	USD	10,754,460	Barclays Bank plc	12/16/15	153,984
GBP	1,200,000	USD	1,826,813	JPMorgan Chase Bank N.A.	12/16/15	22,741
GBP	1,038,784	USD	1,595,764	UBS AG	12/16/15	5,308
USD	685,890	GBP	450,000	State Street Bank & Trust Co.	12/16/15	(7,693)
USD	2,192,815	GBP	1,450,000	State Street Bank & Trust Co.	12/16/15	(42,063)
USD	1,238,118	GBP	800,000	UBS AG	12/16/15	5,083
HUF	603,063,558	USD	2,150,808	UBS AG	12/16/15	(18,073)
USD	2,154,928	HUF	605,391,443	Deutsche Bank	12/16/15	13,961
ILS	8,427,167	USD	2,169,317	JPMorgan Chase Bank N.A.	12/16/15	9,404

15

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
INR	397,152,250	USD	6,050,000	Westpac Group	12/16/15	$(18,104)
INR	255,344,000	USD	3,833,994	Westpac Group	12/16/15	44,137
USD	3,759,266	INR	253,863,250	Westpac Group	12/16/15	(96,375)
JPY	2,321,272,416	USD	19,276,508	Deutsche Bank	12/16/15	(27,351)
JPY	770,251,860	USD	6,440,491	State Street Bank & Trust Co.	12/16/15	(53,176)
USD	2,050,000	JPY	248,808,500	Barclays Bank plc	12/16/15	(13,245)
USD	700,000	JPY	84,045,780	JPMorgan Chase Bank N.A.	12/16/15	3,050
USD	2,350,000	JPY	280,573,315	State Street Bank & Trust Co.	12/16/15	23,345
USD	1,100,000	JPY	132,442,530	State Street Bank & Trust Co.	12/16/15	1,720
USD	800,000	JPY	95,944,720	State Street Bank & Trust Co.	12/16/15	4,378
USD	2,000,000	JPY	239,216,600	State Street Bank & Trust Co.	12/16/15	16,296
KRW	16,494,664,734	USD	13,934,835	Westpac Group	12/16/15	493,707
KRW	2,573,550,000	USD	2,150,000	Westpac Group	12/16/15	101,187
MXN	15,825,385	USD	950,000	Barclays Bank plc	12/16/15	5,138
MXN	3,072,514	USD	178,605	UBS AG	12/16/15	6,836
USD	2,950,000	MXN	49,549,255	UBS AG	12/16/15	(40,535)
USD	1,136,249	MYR	4,908,594	Westpac Group	12/16/15	(3,661)
USD	2,900,000	NOK	24,365,451	Barclays Bank plc	12/16/15	34,374
USD	3,240,728	NOK	26,657,396	Deutsche Bank	12/16/15	105,547
NZD	2,800,000	USD	1,793,848	Barclays Bank plc	12/16/15	96,181
NZD	4,037,748	USD	2,547,504	JPMorgan Chase Bank N.A.	12/16/15	178,018
USD	2,726,149	NZD	4,291,154	JPMorgan Chase Bank N.A.	12/16/15	(170,425)
PLN	3,966,661	USD	1,050,869	Barclays Bank plc	12/16/15	(25,682)
PLN	9,098,412	USD	2,400,000	UBS AG	12/16/15	(48,508)
USD	2,565,918	PLN	9,943,612	Barclays Bank plc	12/16/15	(4,017)
RUB	74,036,226	USD	1,067,574	UBS AG	12/16/15	77,245
SEK	10,524,831	USD	1,255,152	Deutsche Bank	12/16/15	(21,982)
USD	1,568,452	SEK	13,061,756	UBS AG	12/16/15	38,037
USD	5,028,727	SGD	7,149,069	JPMorgan Chase Bank N.A.	12/16/15	(66,979)
USD	2,850,000	SGD	4,095,302	State Street Bank & Trust Co.	12/16/15	(69,045)
THB	147,551,703	USD	4,188,478	UBS AG	12/16/15	(46,449)
THB	44,720,544	USD	1,228,586	Westpac Group	12/16/15	26,796
USD	1,250,000	THB	45,812,500	Westpac Group	12/16/15	(36,035)
USD	2,957,116	THB	107,594,656	Westpac Group	12/16/15	(63,251)
TRY	6,915,041	USD	2,356,019	State Street Bank & Trust Co.	12/16/15	(14,292)
USD	1,535,476	ZAR	21,562,279	State Street Bank & Trust Co.	12/17/15	(10,513)
						$(286,993)
16

FUTURES CONTRACTS
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
10	Korean Treasury 10-Year Bonds	December 2015	$1,104,864	$11,210

Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
104	U.S. Treasury 10-Year Notes	December 2015	$13,279,500	$(13,234)
112	U.S. Treasury 5-Year Notes	December 2015	13,414,625	7,623
8	U.S. Treasury Long Bonds	December 2015	1,251,500	(5,018)
			$27,945,625	$(10,629)

SWAP AGREEMENTS

CENTRALLY CLEARED CREDIT DEFAULT
Reference Entity	Notional Amount	Buy/Sell* Protection	Interest Rate	Termination Date	Implied Credit Spread**	Unrealized Appreciation (Depreciation)	Value
CDX North America High Yield 24 Index	$8,415,000	Sell	5.00%	6/20/20	3.59%	$4,161	$531,856

CREDIT DEFAULT
Counterparty/Reference Entity	Notional Amount	Buy/Sell* Protection	Interest Rate	Termination Date	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value***
Bank of America N.A./ Brazilian Government International Bond	$10,650,000	Sell	1.00%	9/20/20	$(853,633)	$(629,272)	$(1,482,905)

TOTAL RETURN
Counterparty	Notional Amount	Floating Rate Referenced Index	Pay/Receive Total Return of Referenced Index	Fixed Rate	Termination Date	Value
Bank of America N.A.	$9,000,000	U.S. CPI Urban Consumers NSA Index	Receive	1.79%	8/27/25	$(30,002)

*
The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

**
Implied credit spreads for centrally cleared credit default swap agreements are linked to the weighted average spread across the underlying reference entities included in a particular index. Implied credit spreads serve as an indication of the seller’s performance risk related to the likelihood of a credit event occurring as defined in the agreement. Implied credit spreads are used to determine the value of swap agreements and reflect the cost of buying/selling protection, which may include upfront payments made/received upon entering the agreement. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform under the contract terms. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk.

17

***The quoted market prices and resulting value for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

NOTES TO SCHEDULE OF INVESTMENTS
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
CDX	-	Credit Derivatives Indexes
CHF	-	Swiss Franc
CLP	-	Chilean Peso
CPI	-	Consumer Price Index
CZK	-	Czech Koruna
DKK	-	Danish Krone
EUR	-	Euro
GBP	-	British Pound
HUF	-	Hungarian Forint
ILS	-	Israeli Shekel
INR	-	Indian Rupee
JPY	-	Japanese Yen
KRW	-	South Korea Won
MTN	-	Medium Term Note
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
NOK	-	Norwegian Krone
NSA	-	Not Seasonally Adjusted
NZD	-	New Zealand Dollar
PLN	-	Polish Zloty
RUB	-	Russian Ruble
SEK	-	Swedish Krona
SGD	-	Singapore Dollar
THB	-	Thai Baht
TRY	-	Turkish Lira
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
ZAR	-	South African Rand

(1)
Restricted security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold without restriction to qualified institutional investors and have been deemed liquid under policies approved by the Board of Trustees. The aggregate value of these securities at the period end was $107,635,955, which represented 12.6% of total net assets.

(2)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $2,569,934.

(3)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

18

Statement of Assets and Liabilities

OCTOBER 31, 2015
Assets
Investment securities, at value (cost of $897,694,290)	$836,753,055
Foreign currency holdings, at value (cost of $11,137,726)	11,034,694
Foreign deposits with broker for futures contracts, at value (cost of $481,404)	462,294
Receivable for investments sold	2,991,220
Receivable for capital shares sold	1,536,279
Receivable for variation margin on swap agreements	7,665
Unrealized appreciation on forward foreign currency exchange contracts	1,835,236
Interest receivable	9,045,061
Other assets	1,966
863,667,470

Liabilities
Payable for investments purchased	4,741,456
Payable for capital shares redeemed	855,691
Payable for variation margin on futures contracts	21,167
Unrealized depreciation on forward foreign currency exchange contracts	2,122,229
Swap agreements, at value (including net premiums paid (received) of $(853,633))	1,512,907
Accrued management fees	517,983
Distribution and service fees payable	5,172
9,776,605

Net Assets	$853,890,865

Net Assets Consist of:
Capital paid in	$902,777,334
Distributions in excess of net investment income	(2,723,020)
Undistributed net realized gain	15,960,770
Net unrealized depreciation	(62,124,219)
$853,890,865

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$469,819,811	37,904,594	$12.39
Institutional Class	$332,433,772	26,792,230	$12.41
A Class	$18,899,443	1,532,508	$12.33*
C Class	$1,211,386	99,153	$12.22
R Class	$156,635	12,712	$12.32
R6 Class	$31,369,818	2,528,672	$12.41
*Maximum offering price $12.91 (net asset value divided by 0.955).

See Notes to Financial Statements.

19

Statement of Operations

FOR THE FOUR MONTHS ENDED OCTOBER 31, 2015 AND YEAR ENDED JUNE 30, 2015
	October 31, 2015(1)	June 30, 2015
Investment Income (Loss)
Income:
Interest	$5,159,891	$18,871,009

Expenses:
Management fees	2,076,908	7,306,551
Distribution and service fees:
A Class	16,249	215,983
C Class	4,608	24,121
R Class	294	1,003
Trustees' fees and expenses	18,644	52,567
Other expenses	22,695	8,257
	2,139,398	7,608,482

Net investment income (loss)	3,020,493	11,262,527

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(7,898,274)	(25,109,621)
Futures contract transactions	(470,349)	(405,370)
Swap agreement transactions	124,856	(38,149)
Foreign currency transactions	694,299	(1,447,795)
	(7,549,468)	(27,000,935)

Change in net unrealized appreciation (depreciation) on:
Investments	10,056,391	(126,477,774)
Futures contracts	47,905	(448,239)
Swap agreements	(622,536)	(32,577)
Translation of assets and liabilities in foreign currencies	(1,454,933)	(1,274,276)
	8,026,827	(128,232,866)

Net realized and unrealized gain (loss)	477,359	(155,233,801)

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,497,852	$(143,971,274)

(1)	The fund's fiscal year end was changed from June 30 to October 31, resulting in a four-month annual reporting period.

See Notes to Financial Statements.

20

Statement of Changes in Net Assets

FOUR MONTHS ENDED OCTOBER 31, 2015 AND YEARS ENDED JUNE 30, 2015 AND JUNE 30, 2014
Increase (Decrease) in Net Assets	October 31, 2015(1)	June 30, 2015	June 30, 2014
Operations
Net investment income (loss)	$3,020,493	$11,262,527	$14,630,394
Net realized gain (loss)	(7,549,468)	(27,000,935)	7,953,638
Change in net unrealized appreciation (depreciation)	8,026,827	(128,232,866)	62,762,221
Net increase (decrease) in net assets resulting from operations	3,497,852	(143,971,274)	85,346,253

Distributions to Shareholders
From net investment income:
Investor Class	—	(8,594,590)	(1,401,580)
Institutional Class	—	(6,999,495)	(1,769,742)
A Class	—	(1,147,782)	—
C Class	—	(15,739)	—
R Class	—	(2,212)	—
R6 Class	—	(263,072)	(13,259)
From net realized gains:
Investor Class	—	(3,986,298)	—
Institutional Class	—	(3,076,826)	—
A Class	—	(648,335)	—
C Class	—	(20,716)	—
R Class	—	(1,421)	—
R6 Class	—	(116,477)	—
Decrease in net assets from distributions	—	(24,872,963)	(3,184,581)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(35,943,047)	(76,281,317)	(46,781,589)

Net increase (decrease) in net assets	(32,445,195)	(245,125,554)	35,380,083

Net Assets
Beginning of period	886,336,060	1,131,461,614	1,096,081,531
End of period	$853,890,865	$886,336,060	$1,131,461,614

Undistributed (distributions in excess of) net investment income	$(2,723,020)	$(46,262,508)	$4,036,503

(1)	The fund's fiscal year end was changed from June 30 to October 31, resulting in a four-month annual reporting period.

See Notes to Financial Statements.

21

Notes to Financial Statements

OCTOBER 31, 2015

1. Organization

American Century International Bond Funds (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. International Bond Fund (the fund) is one fund in a series issued by the trust. The fund is nondiversified as defined under the 1940 Act. The fund’s investment objective is to seek total return.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not

22

limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only

23

individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, but may be paid less frequently. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. and American Century Strategic Asset Allocations, Inc. own, in aggregate, 55% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.4925% to 0.6100%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class and 0.0000% to 0.0600% for the R6 Class. The effective annual management fee for each class for the four months ended October 31, 2015 and the year ended June 30, 2015 was 0.80% for the Investor Class, A Class, C Class and R Class, 0.60% for the Institutional Class and 0.55% for the R6 Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the four months ended October 31, 2015 and the year ended June 30, 2015, are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the four months ended October 31, 2015 were $58,639,024 and $95,410,843, respectively.

24

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Four months ended October 31, 2015(1)		Year ended June 30, 2015		Year ended June 30, 2014(2)
	Shares	Amount	Shares	Amount	Shares	Amount
Investor Class
Sold	1,295,084	$16,047,106	13,230,317	$171,102,730	5,743,649	$79,751,278
Issued in reinvestment of distributions	—	—	904,725	12,179,259	97,291	1,345,534
Redeemed	(3,438,538)	(42,551,838)	(15,471,042)	(200,938,611)	(12,992,502)	(181,244,312)
	(2,143,454)	(26,504,732)	(1,336,000)	(17,656,622)	(7,151,562)	(100,147,500)
Institutional Class
Sold	925,338	11,475,060	11,382,543	148,212,279	14,760,327	206,281,486
Issued in reinvestment of distributions	—	—	720,123	9,683,159	126,210	1,744,224
Redeemed	(1,648,228)	(20,664,865)	(13,829,014)	(177,477,602)	(11,321,879)	(160,430,998)
	(722,890)	(9,189,805)	(1,726,348)	(19,582,164)	3,564,658	47,594,712
A Class
Sold	112,557	1,389,214	1,487,574	19,464,326	1,211,172	16,789,934
Issued in reinvestment of distributions	—	—	133,438	1,788,449	—	—
Redeemed	(156,578)	(1,933,208)	(6,698,969)	(84,649,731)	(1,185,289)	(16,482,826)
	(44,021)	(543,994)	(5,077,957)	(63,396,956)	25,883	307,108
C Class
Sold	3,113	38,058	5,736	74,141	10,832	151,016
Issued in reinvestment of distributions	—	—	2,314	30,676	—	—
Redeemed	(33,282)	(406,540)	(112,439)	(1,465,840)	(152,638)	(2,125,172)
	(30,169)	(368,482)	(104,389)	(1,361,023)	(141,806)	(1,974,156)
R Class
Sold	453	5,567	1,854	24,953	1,991	27,763
Issued in reinvestment of distributions	—	—	271	3,633	—	—
Redeemed	(2,276)	(28,123)	(3,560)	(47,332)	(851)	(11,925)
	(1,823)	(22,556)	(1,435)	(18,746)	1,140	15,838
R6 Class
Sold	305,363	3,755,656	2,806,246	36,543,008	598,583	8,455,028
Issued in reinvestment of distributions	—	—	28,238	379,549	960	13,259
Redeemed	(247,172)	(3,069,134)	(889,012)	(11,188,363)	(74,534)	(1,045,878)
	58,191	686,522	1,945,472	25,734,194	525,009	7,422,409
Net increase (decrease)	(2,884,166)	$(35,943,047)	(6,300,657)	$(76,281,317)	(3,176,678)	$(46,781,589)

(1)	The fund's fiscal year end was changed from June 30 to October 31, resulting in a four-month annual reporting period.

(2)	July 26, 2013 (commencement of sale) through June 30, 2014 for the R6 Class.

25

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Sovereign Governments and Agencies	—	$591,643,835	—
Corporate Bonds	—	191,864,049	—
Temporary Cash Investments	$2,573	53,242,598	—
	$2,573	$836,750,482	—
Other Financial Instruments
Futures Contracts	$7,623	$11,210	—
Swap Agreements	—	4,161	—
Forward Foreign Currency Exchange Contracts	—	1,835,236	—
	$7,623	$1,850,607	—
Liabilities
Other Financial Instruments
Futures Contracts	$(18,252)	—	—
Swap Agreements	—	$(659,274)	—
Forward Foreign Currency Exchange Contracts	—	(2,122,229)	—
	$(18,252)	$(2,781,503)	—

26

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period ended October 31, 2015 was $19,065,000.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period ended October 31, 2015 was $232,370,371.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period ended October 31, 2015 was 361 contracts.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap

27

agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period ended October 31, 2015 was $9,000,000.

Value of Derivative Instruments as of October 31, 2015

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$7,665	Payable for variation margin on swap agreements*	—
Credit Risk	Swap agreements	—	Swap agreements	$1,482,905
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	1,835,236	Unrealized depreciation on forward foreign currency exchange contracts	2,122,229
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	21,167
Other Contracts	Swap agreements	—	Swap agreements	30,002
		$1,842,901		$3,656,303

*	Included in the unrealized appreciation (depreciation) on centrally cleared credit default swap agreements or futures contracts, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Four Months Ended October 31, 2015

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$124,856	Change in net unrealized appreciation (depreciation) on swap agreements	$(592,534)
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	306,982	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(1,087,205)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(470,349)	Change in net unrealized appreciation (depreciation) on futures contracts	47,905
Other Contracts	Net realized gain (loss) on swap agreement transactions	—	Change in net unrealized appreciation (depreciation) on swap agreements	(30,002)
		$(38,511)		$(1,661,836)

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Effect of Derivative Instruments on the Statement of Operations for the Year Ended June 30, 2015

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(38,149)	Change in net unrealized appreciation (depreciation) on swap agreements	$(32,577)
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	1,582,964	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(1,325,119)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(405,370)	Change in net unrealized appreciation (depreciation) on futures contracts	(448,239)
		$1,139,445		$(1,805,935)

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

9. Federal Tax Information

On December 15, 2015, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 14, 2015 of $0.2463 for the Investor Class, Institutional Class, A Class, C Class, R Class and R6 Class.

The tax character of distributions paid during the four months ended October 31, 2015 and the years ended June 30, 2015 and June 30, 2014 were as follows:

	October 31, 2015(1)	June 30, 2015	June 30, 2014
Distributions Paid From
Ordinary income	—	$17,022,890	$3,184,581
Long-term capital gains	—	$7,850,073	—

(1)	The fund's fiscal year end was changed from June 30 to October 31, resulting in a four-month annual reporting period.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to net operating losses, were made to capital paid in$(47,618,001), distributions in excess of net investment income $40,518,995, and undistributed net realized gain $7,099,006.

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As of October 31, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$898,787,236
Gross tax appreciation of investments	$9,211,741
Gross tax depreciation of investments	(71,245,922)
Net tax appreciation (depreciation) of investments	(62,034,181)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(1,206,298)
Net tax appreciation (depreciation)	$(63,240,479)
Undistributed ordinary income	—
Other book-to-tax adjustments	$(2,132,818)
Accumulated long-term gains	$17,056,869
Accumulated short-term capital losses	$(342,205)
Accumulated long-term capital losses	$(227,836)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unsettled interest on swap agreements. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015(3)	$12.35	0.04	—(4)	0.04	—	—	—	$12.39	0.40%	0.81%(5)	0.95%(5)	7%	$469,820
2015	$14.50	0.14	(1.98)	(1.84)	(0.21)	(0.10)	(0.31)	$12.35	(12.85)%	0.80%	1.05%	67%	$494,676
2014	$13.50	0.17	0.86	1.03	(0.03)	—	(0.03)	$14.50	7.66%	0.80%	1.24%	35%	$600,026
2013	$14.39	0.19	(0.82)	(0.63)	(0.26)	—	(0.26)	$13.50	(4.55)%	0.80%	1.35%	21%	$655,032
2012	$14.65	0.24	(0.18)	0.06	(0.32)	—	(0.32)	$14.39	0.36%	0.81%	1.68%	50%	$894,450
2011	$13.45	0.31	1.53	1.84	(0.56)	(0.08)	(0.64)	$14.65	14.07%	0.81%	2.19%	44%	$951,100
Institutional Class
2015(3)	$12.36	0.05	—(4)	0.05	—	—	—	$12.41	0.40%	0.61%(5)	1.15%(5)	7%	$332,434
2015	$14.51	0.16	(1.97)	(1.81)	(0.24)	(0.10)	(0.34)	$12.36	(12.67)%	0.60%	1.25%	67%	$339,993
2014	$13.50	0.20	0.87	1.07	(0.06)	—	(0.06)	$14.51	7.95%	0.60%	1.44%	35%	$424,158
2013	$14.39	0.22	(0.83)	(0.61)	(0.28)	—	(0.28)	$13.50	(4.36)%	0.60%	1.55%	21%	$346,695
2012	$14.66	0.27	(0.20)	0.07	(0.34)	—	(0.34)	$14.39	0.49%	0.61%	1.88%	50%	$349,782
2011	$13.46	0.34	1.53	1.87	(0.59)	(0.08)	(0.67)	$14.66	14.29%	0.61%	2.39%	44%	$285,697

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For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2015(3)	$12.30	0.03	—(4)	0.03	—	—	—	$12.33	0.24%	1.06%(5)	0.70%(5)	7%	$18,899
2015	$14.44	0.10	(1.96)	(1.86)	(0.18)	(0.10)	(0.28)	$12.30	(13.06)%	1.05%	0.80%	67%	$19,392
2014	$13.44	0.14	0.86	1.00	—	—	—	$14.44	7.44%	1.05%	0.99%	35%	$96,081
2013	$14.33	0.16	(0.83)	(0.67)	(0.22)	—	(0.22)	$13.44	(4.81)%	1.05%	1.10%	21%	$89,103
2012	$14.60	0.21	(0.20)	0.01	(0.28)	—	(0.28)	$14.33	0.03%	1.06%	1.43%	50%	$96,335
2011	$13.40	0.27	1.54	1.81	(0.53)	(0.08)	(0.61)	$14.60	13.84%	1.06%	1.94%	44%	$106,044
C Class
2015(3)	$12.22	—(4)	—(4)	—(4)	—	—	—	$12.22	0.00%	1.81%(5)	(0.05)%(5)	7%	$1,211
2015	$14.34	0.01	(1.96)	(1.95)	(0.07)	(0.10)	(0.17)	$12.22	(13.67)%	1.80%	0.05%	67%	$1,580
2014	$13.45	0.03	0.86	0.89	—	—	—	$14.34	6.62%	1.80%	0.24%	35%	$3,352
2013	$14.34	0.05	(0.83)	(0.78)	(0.11)	—	(0.11)	$13.45	(5.51)%	1.80%	0.35%	21%	$5,051
2012	$14.61	0.10	(0.20)	(0.10)	(0.17)	—	(0.17)	$14.34	(0.73)%	1.81%	0.68%	50%	$7,692
2011	$13.41	0.17	1.53	1.70	(0.42)	(0.08)	(0.50)	$14.61	12.96%	1.81%	1.19%	44%	$6,603
R Class
2015(3)	$12.30	0.02	—(4)	0.02	—	—	—	$12.32	0.16%	1.31%(5)	0.45%(5)	7%	$157
2015	$14.44	0.07	(1.97)	(1.90)	(0.14)	(0.10)	(0.24)	$12.30	(13.28)%	1.30%	0.55%	67%	$179
2014	$13.47	0.10	0.87	0.97	—	—	—	$14.44	7.20%	1.30%	0.74%	35%	$231
2013	$14.36	0.12	(0.83)	(0.71)	(0.18)	—	(0.18)	$13.47	(5.03)%	1.30%	0.85%	21%	$200
2012	$14.63	0.17	(0.20)	(0.03)	(0.24)	—	(0.24)	$14.36	(0.22)%	1.31%	1.18%	50%	$246
2011	$13.43	0.24	1.53	1.77	(0.49)	(0.08)	(0.57)	$14.63	13.52%	1.31%	1.69%	44%	$208

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For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2015(3)	$12.35	0.05	0.01	0.06	—	—	—	$12.41	0.49%	0.56%(5)	1.20%(5)	7%	$31,370
2015	$14.50	0.16	(1.97)	(1.81)	(0.24)	(0.10)	(0.34)	$12.35	(12.63)%	0.55%	1.30%	67%	$30,516
2014(6)	$13.77	0.19	0.61	0.80	(0.07)	—	(0.07)	$14.50	5.81%	0.55%(5)	1.45%(5)	35%(7)	$7,614

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	July 1, 2015 through October 31, 2015. The fund's fiscal year end was changed from June 30 to October 31, resulting in a four-month annual reporting period.

(4)	Per-share amount was less than $0.005.

(5)	Annualized.

(6)	July 26, 2013 (commencement of sale) through June 30, 2014.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2014.

See Notes to Financial Statements.

33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the American Century International Bond Funds and Shareholders of the International Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International Bond Fund (one of the three funds comprising the American Century International Bond Funds, hereafter referred to as the “Fund”) at October 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
December 17, 2015

34

Management

Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None

35

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

36

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

37

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
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American Century International Bond Funds

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-87649 1512

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Tanya S. Beder, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2015:    $97,228
FY 2015:    $87,233

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2015:    $0
FY 2015:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2015:    $0
FY 2015:    $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2015:    $0
FY 2015:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2015:    $0
FY 2015:    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2015:    $0
FY 2015:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2015:    $0
FY 2015:    $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-

X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2015:    $310,094
FY 2015:    $93,600*

*The funds in the registrant changed their fiscal year end from June 30 to October 31. Therefore, the amounts reported in this Item 4(g) represent a four-month reporting period from July 1, 2015 to October 31, 2015.

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century International Bond Funds

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	January 5, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	January 5, 2016

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	January 5, 2016